Capital World Bond Fund

Part B

Statement of Additional Information

December 1, 2010
(as supplemented December 14, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Bond Fund (the “fund” or “WBF”) dated December 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

Capital World Bond Fund
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	CWBFX	Class 529-A	CCWAX	Class R-1	RCWAX
Class B	WBFBX	Class 529-B	CCWBX	Class R-2	RCWBX
Class C	CWBCX	Class 529-C	CCWCX	Class R-3	RCWCX
Class F-1	WBFFX	Class 529-E	CCWEX	Class R-4	RCWEX
Class F-2	BFWFX	Class 529-F-1	CCWFX	Class R-5	RCWFX
				Class R-6	RCWGX

Investment portfolio
Financial statements

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt securities

•	The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).

•
Normally, the fund will invest substantially in debt securities rated Baa3 or better or BBB- or better (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality.

•
The fund may invest up to 25% of its assets in debt securities rated Ba1 or below and BB+ or below (by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser) or unrated but determined by the fund’s investment adviser to be of equivalent quality.

*     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Inflation-indexed bonds — The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

The fund will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with whom it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases a fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, a fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by a fund.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, in the event a contract was repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Maturity — There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Warrants and rights — The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Investment companies — The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The investment adviser generally chooses not to receive this information. As a result, the investment adviser may be at a disadvantage compared to other investors that may receive such information. The investment adviser’s decision not to receive material, non-public information may impact the investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan.  Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, there may be a limited number of investors interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell the fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Diversification — The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a “diversified” investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its investments in securities of governmental issuers outside the United States, which are generally considered to be of higher credit quality than are private issuers domiciled outside the United States. Accordingly, such a limitation might increase the fund's investment risk. Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “ Taxes and Distributions”.)

*     *     *     *     *     *

Portfolio turnover — The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund’s intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund’s tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2010 and 2009 were 80% and 106%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin or sell securities short.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Lee A. Ault III, 74 Trustee (2010)	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company)	40	Anworth Mortgage Asset Corporation; Office Depot, Inc.	• Service as chief executive officer, payment services company • Corporate board experience • Service on board of healthcare foundation
William H. Baribault, 65 Trustee (2010)	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	40	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
Richard G. Capen, Jr., 76 Trustee (1999)	Corporate director and author	12	Capital Private Client Services Funds; Carnival Corporation	• Service as chief executive officer, newspaper publisher • Senior management experience, newspaper publisher • Former U.S. Ambassador to Spain

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
James G. Ellis, 63 Trustee (2006)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	43	Quiksilver, Inc. Former director of Genius Products (until 2008); Professional Business Bank (until 2007)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Martin Fenton, 75 Chairman of the Board (Independent and Non-Executive) (1989)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	43	Capital Private Client Services Funds	• Service as chief executive officer of multiple companies
Leonard R. Fuller, 64 Trustee (1994)	President and CEO, Fuller Consulting (financial management consulting firm)	43	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
W. Scott Hedrick, 65 Trustee (2010)	Founding General Partner, InterWest Partners (a venture capital firm)	40	Hot Topic, Inc.; Office Depot, Inc.	• Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • M.B.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
R. Clark Hooper, 64 Trustee (2005)	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	46	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations
Merit E. Janow, 52 Trustee (2010)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	43	The NASDAQ Stock Market LLC; Trimble Navigation Limited

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• J.D.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Laurel B. Mitchell, Ph.D., 55 Trustee (2010)	Clinical Professor and Director, Accounting Program, University of Redlands	40	None

• Assistant professor, accounting

• Service in the Office of Chief Accountant and Enforcement Division of the Securities and Exchange Commission

• Experience in corporate management and public accounting

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Ph.D., accounting

• Formerly licensed as C.P.A.

Richard G. Newman, 5 76 Trustee (1991)	Chairman, AECOM Technology Corporation (engineering, consulting and professional technical services)	13	Capital Private Client Services Funds; Sempra Energy; SouthWest Water Company	• Service as chief executive officer for multiple international companies • Experience as an engineer • M.S., civil engineering

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 67 Trustee (1999)	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	40	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 53 Trustee (2010)	President and CEO, Margaret Spellings & Company; Executive Vice President, National Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy, The White House: Federal Government, Executive Branch	40	None	• Former senior advisor to the Governor of Texas • Service on advisory and trustee boards for charitable and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Steadman Upham, Ph.D., 61 Trustee (2007)	President and Professor of Anthropology, The University of Tulsa	43	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

“Interested” trustees6,7

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Paul G. Haaga, Jr., 61 Vice Chairman of the Board (1987)	Chairman of the Board, Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	14	None
Mark H. Dalzell, 56 President and Trustee (1998)	Senior Vice President – Fixed Income, Capital Research and Management Company	1	None

Other officers7

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Thomas H. Hogh, 47 Senior Vice President (2001)	Senior Vice President – Fixed Income, Capital Research Company*
James R. Mulally, 58 Senior Vice President (2009)	Senior Vice President – Fixed Income, Capital Research and Management Company
Kristine M. Nishiyama, 40 Vice President (2003)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel – Capital Bank and Trust Company*
Kimberly S. Verdick, 46 Secretary (1994)	Vice President – Fund Business Management Group, Capital Research and Management Company
M. Susan Gupton, 37 Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 35 Assistant Secretary (2006)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 36 Assistant Treasurer (2007)	Vice President – Fund Business Management Group, Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund's predecessor, Capital World Bond Fund, Inc., a Maryland corporation. Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5The investment adviser received architectural and space management services from a company which was a subsidiary of AECOM, Inc. from 1994 to 2008. The total fees relating to this engagement for 2008 represented less than 0.1% of AECOM, Inc.’s 2008 gross revenues.

6“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2009:

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1,2 of independent trustees deferred compensation3 allocated to fund	Aggregate dollar range1,2 of independent trustees deferred compensation3 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Lee A. Ault III4	Over $100,000	Over $100,000	N/A	N/A
William H. Baribault4	None	None	N/A	N/A
Richard G. Capen, Jr.	None	Over $100,000	N/A	$50,001 – $100,000
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Martin Fenton	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	Over $100,000
Leonard R. Fuller	None	$50,001 – $100,000	$1 – $10,000	Over $100,000
W. Scott Hedrick4	None	None	N/A	N/A
R. Clark Hooper	$10,001 – $50,000	Over $100,000	N/A	Over $100,000
Merit E. Janow4	None	Over $100,000	N/A	N/A
Laurel B. Mitchell4	$1 – $10,000	$10,001 –$50,000	N/A	N/A
Richard G. Newman	Over $100,000	Over $100,000	N/A	N/A
Frank M. Sanchez	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Margaret Spellings4,5	None	None	N/A	N/A
Steadman Upham	None	Over $100,000	N/A	Over $100,000

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
Mark H. Dalzell	Over $100,000	Over $100,000
Paul G. Haaga, Jr.	Over $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2N/A indicates that the listed individual, as of December 31, 2009, was not a trustee of a particular fund or did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.

5Margaret Spellings became a trustee in the American Funds family on June 2, 2009. The aggregate dollar range of shares owned in all funds in the American Funds family overseen by trustee as of September 30, 2010 was $10,000 – $50,000.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $864 to $6,050, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended September 30, 2010:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Lee A. Ault III3	$5,662	$147,235
William H. Baribault3	5,395	145,928
Richard G. Capen, Jr.4	9,711	149,698
James G. Ellis	6,804	226,568
Martin Fenton4	8,162	302,272
Leonard R. Fuller4	7,699	298,374
W. Scott Hedrick3	5,049	141,928
R. Clark Hooper	6,934	405,435
Merit E. Janow3	4,920	244,823
Laurel B. Mitchell3	6,212	162,540
Richard G. Newman	6,979	160,304
Frank M. Sanchez	8,518	154,145
Margaret Spellings3	5,049	149,842
Steadman Upham4	7,954	241,817

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended September 30, 2010 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and EndowmentsSM, which is available to certain nonprofit organizations.

3Lee A. Ault III, William H. Baribault, W. Scott Hedrick, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings were newly elected to the board effective January 1, 2010.

4Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Richard G. Capen, Jr. ($10,139), Martin Fenton ($57,962), Leonard R. Fuller ($3,673) and Steadman Upham ($28,066). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of November 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987 and was reorganized as a Delaware statutory trust on December 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s agreement and declaration of trust and by-laws as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Richard G. Capen, Jr.; Laurel B. Mitchell; Frank M. Sanchez; and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2010 fiscal year.

The fund has a contracts committee comprised of Lee A. Ault III; William H. Baribault; Richard G. Capen, Jr.; James G. Ellis; Martin Fenton; Leonard R. Fuller; W. Scott Hedrick; R. Clark Hooper; Merit E. Janow; Laurel B. Mitchell; Richard G. Newman; Frank M. Sanchez; Margaret Spellings; and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2010 fiscal year.

The fund has a nominating and governance committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, and Laurel B. Mitchell, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held one meeting during the 2010 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’

understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B Class F-1	22.83% 13.94 5.12
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1	9.66 10.97 11.03 23.19 11.64 5.26
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1	6.33 6.63 8.24 11.47
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	8.41 13.35
Citigroup Global Markets, Inc. Omnibus Account New York, NY	Record	Class C	7.25
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-4 Class R-5	11.10 9.72 9.24 7.60
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	7.12
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	13.98
Capital Guardian Trust Company Capital Group Private Client Services Account Los Angeles, CA	Record Beneficial	Class F-2	11.62
LPL Financial Omnibus Account San Diego, CA	Record	Class F-2	7.30
Nationwide Trust Company Columbus, OH	Record	Class R-3	9.69
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	21.90
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	10.19
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	9.18
American Funds 2020 Target Date Retirement Fund	Record	Class R-6	33.84

Name and address	Ownership	Ownership percentage
Los Angeles, CA			33.84
American Funds 2015 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	26.90
American Funds 2010 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	19.14
NFS, LLC FEBO 401K Plans Covington, KY	Record Beneficial	Class R-6	8.42

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Barclays Capital Global Aggregate Index ex-USD, JP Morgan Government Bond Index - Emerging Market Global Diversified, Barclays Capital Global Aggregate Index US Dollar and Lipper Global Income Funds Average.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of September 30, 2010:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3		Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
Mark H. Dalzell	Over $1,000,000	2	$144.4	4	$0.23	66	$2.10
Thomas H. Hogh	None5	3	$152.2	1	$0.17	27	$0.21
James R. Mulally	Over $1,000,000	3	$218.2	1	$0.03	None
Ellen O. Carr	$100,001 – $500,000	1	$16.9	3	$1.92	7	$2.74
Robert H. Neithart	Over $1,000,000	None		8	$3.73	18	$7.44

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

5Tax considerations may adversely influence portfolio counselor's ability to own shares of the fund.

6The advisory fee of one of these accounts (representing $0.27 billion in total assets) is based partially on its investment results.

7The advisory fee of one of these accounts (representing $0.04 billion in total assets) is based partially on its investment results.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.57%	$ 0	$1,000,000,000
0.50	1,000,000,000	3,000,000,000
0.45	3,000,000,000	6,000,000,000
0.41	6,000,000,000	10,000,000,000
0.38	10,000,000,000

For the fiscal years ended September 30, 2010, 2009 and 2008, the investment adviser was entitled to receive from the fund management fees of $49,663,000, $40,244,000 and $38,300,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $39,231,000 (a reduction of $1,013,000) and $34,469,000 (a reduction of $3,831,000) for the fiscal years ended September 30, 2009 and 2008, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January 1, 2009.

Administrative services agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class C, F, R and 529 shares will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund’s Class C, F, R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,® the fund’s Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2010, the total fees paid by the investment adviser were $125,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and 0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund’s applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2010 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$1,425,000
Class F-1	1,850,000
Class F-2	551,000
Class 529-A	306,000
Class 529-B	30,000
Class 529-C	171,000
Class 529-E	17,000
Class 529-F-1	27,000
Class R-1	35,000
Class R-2	745,000
Class R-3	384,000
Class R-4	151,000
Class R-5	130,000
Class R-6	90,000

Principal Underwriter and plans of distribution — American Funds Distributors,® Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2010	$5,422,000	$20,863,000
	2009	3,526,000	13,269,000
	2008	8,804,000	33,902,000
Class B	2010	9,000	0
	2009	102,000	460,000
	2008	250,000	2,350,000
Class C	2010	26,000	1,691,000
	2009	0	1,030,000
	2008	0	2,963,000
Class 529-A	2010	303,000	1,143,000
	2009	163,000	610,000
	2008	294,000	1,121,000
Class 529-B	2010	1,000	0
	2009	8,000	36,000
	2008	13,000	119,000
Class 529-C	2010	0	308,000
	2009	0	177,000
	2008	0	301,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2010 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$17,176,000	$1,282,000
Class B	2,536,000	199,000
Class C	8,104,000	709,000
Class F-1	3,160,000	314,000
Class 529-A	513,000	45,000
Class 529-B	213,000	19,000
Class 529-C	1,260,000	130,000
Class 529-E	67,000	7,000
Class 529-F-1	—	—
Class R-1	195,000	20,000
Class R-2	1,129,000	109,000
Class R-3	827,000	77,000
Class R-4	256,000	30,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2010, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
Associated Securities Corp.
LPL Financial Corporation
Mutual Service Corporation
Uvest Investment Services
Waterstone Financial Group, Inc.
Merrill Lynch Banc of America
Banc of America Investment Services, Inc.
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
Nathan & Lewis Securities, Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.

National Planning Corporation
SII Investments, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Bank, National Association
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sentra Securities Corporation
Spelman & Co., Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
Captrust Financial Advisors
First Clearing LLC
First Union Securities Financial Network, Inc.
Southtrust Securities, Inc.
Wachovia Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal year ended September 30, 2009 amounted to $43,000. No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended 2010 and 2008.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recent fiscal year, the fund’s regular broker-dealers included Charles Schwab & Co., Goldman Sachs & Co., Morgan Stanley and UBS AG. As of the fund’s most recent fiscal year-end, the fund held debt securities of Charles Schwab & Co. in the amount of $2,090,000, Goldman Sachs & Co. in the amount of $14,435,000, Morgan Stanley in the amount of $15,489,000 and UBS AG in the amount of $101,345,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Fund taxation — The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by the fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.

Dividends and capital gain distributions — Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other

American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

Dividends — The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund’s investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

Dividends from domestic corporations may comprise some portion of the fund’s gross income. To the extent that such dividends constitute any of the fund’s gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

Capital gain distributions — The fund also intends to distribute its net capital gain each year. The fund’s net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder’s related tax credit.

Shareholder taxation — In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Dividends — Fund dividends are taxable to shareholders as ordinary income. All or a portion of a fund’s dividend distribution may be a “qualified dividend.” If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder’s dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

Capital gains — Distributions of net capital gain that the fund properly designates as “capital gain dividends” generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law , and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.
In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $10,078,000 for Class A shares and $375,000 for Class B shares for the 2010 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund's fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to

prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

Legal proceedings — On February 16, 2005, the NASD (now the Financial Industry Regulatory Authority or FINRA) filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA’s National Adjudicatory Council affirmed the decision by FINRA’s Hearing Panel. The Principal Underwriter has appealed this decision to the U.S. Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — September 30, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$21.03
Maximum offering price per share (100/96.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$21.85

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

...

Capital World Bond Fund®
Investment portfolio

September 30, 2010

Bonds & notes — 94.50%	Principal amount (000)	Value (000)

EUROS — 22.38%
German Government, Series 02, 5.00% 2012	€18,060	US$ 26,403
German Government, Series 03, 3.75% 2013	470	689
German Government 4.50% 2013	31,486	46,417
German Government 4.25% 2014	25,345	38,397
German Government, Series 05, 3.25% 2015	20,235	29,863
German Government, Series 4, 3.75% 2015	15,425	23,107
German Government 1.50% 20161	9,272	13,755
German Government, Series 6, 4.00% 2016	22,330	34,266
German Government, Series 06, 3.75% 2017	5,675	8,627
German Government 4.25% 2017	17,250	27,037
German Government, Series 7, 4.00% 2018	82,790	128,176
German Government, Series 8, 4.25% 2018	24,455	38,555
German Government 3.75% 2019	55,935	85,570
German Government 6.25% 2024	38,396	73,989
German Government 6.25% 2030	8,090	16,562
German Government, Series 00, 5.50% 2031	33,275	63,256
German Government, Series 03, 4.75% 2034	10,355	18,575
Italian Government 1.85% 20121	8,680	12,186
Italian Government 3.75% 2013	10,000	14,185
Italian Government 4.25% 2013	16,800	24,051
Italian Government 2.15% 20141	8,868	12,609
Italian Government 3.00% 2015	12,390	17,146
Italian Government 2.10% 20171	9,574	13,311
Italian Government 4.50% 2019	102,125	148,272
Italian Government 5.00% 2034	4,250	6,090
Spanish Government 3.30% 2014	29,480	40,921
Spanish Government 3.00% 2015	52,925	72,200
Spanish Government 4.10% 2018	17,800	24,702
Spanish Government 4.60% 2019	36,900	52,756
Spanish Government 4.20% 2037	19,700	24,065
French Government O.A.T. Eurobond 3.00% 20121	9,200	13,404
French Government B.T.A.N. Eurobond 4.50% 2013	38,000	56,466
French Government O.A.T. Eurobond 4.00% 2018	46,685	70,982
French Government O.A.T. Eurobond 6.00% 2025	20,415	37,852
Netherlands Government Eurobond 4.25% 2013	15,770	23,368
Netherlands Government Eurobond 4.50% 2017	46,685	73,247
Netherlands Government Eurobond 4.00% 2018	6,535	10,010
Netherlands Government Eurobond 4.00% 2019	28,060	43,253
Irish Government 5.00% 2013	25,000	34,166
Irish Government 4.00% 2014	38,285	50,117
Irish Government 4.40% 2019	7,790	9,191
Irish Government 5.90% 2019	10,000	13,149
Irish Government 5.00% 2020	35,395	42,711
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 20132	25,500	37,121
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 20162	60,700	91,290
Royal Bank of Scotland PLC 6.00% 2013	960	1,386
Royal Bank of Scotland PLC, Series 845, 4.875% 2015	750	1,059
Royal Bank of Scotland PLC 4.35% 2017	2,500	3,277
Royal Bank of Scotland PLC 6.934% 2018	31,770	46,829
Royal Bank of Scotland PLC 4.625% 20213	1,250	1,553
Dexia Municipal Agency 4.50% 20172	35,000	52,301
Greek Government 4.30% 2012	6,700	8,715
Greek Government 6.10% 2015	8,615	9,874
Greek Government 6.00% 2019	15,385	15,166
Greek Government, Series 30, 4.60% 2040	8,500	6,870
Barclays Bank PLC 6.00% 2018	5,000	7,484
Barclays Bank PLC 4.00% 20192	17,900	25,724
Barclays Bank PLC 4.50% 20193	2,000	2,788
Portuguese Government 4.80% 2020	28,175	34,650
Allied Irish Banks, PLC 12.50% 2019	24,485	32,881
Standard Chartered Bank 5.875% 2017	21,250	32,577
PLD International Finance LLC 4.375% 2011	21,400	29,247
European Investment Bank 4.375% 2013	12,100	17,802
European Investment Bank 4.25% 2014	5,475	8,229
Schering-Plough Corp. 5.375% 2014	16,480	25,207
HSBC Holdings PLC, Series 11, 6.25% 2018	3,250	5,194
HSBC Holdings PLC 6.00% 2019	12,600	19,894
Veolia Environnement 4.875% 2013	1,925	2,811
Veolia Environnement 4.375% 2017	5,200	7,696
Veolia Environnement 6.125% 2033	7,915	13,629
Koninklijke KPN NV 6.50% 2016	3,850	6,202
Koninklijke KPN NV 4.75% 2017	11,750	17,554
Volvo Treasury AB 5.00% 2017	14,940	21,659
Gazprom OJSC 5.875% 2015	7,500	10,940
Gazprom OJSC 5.875% 2015	2,000	2,917
Gazprom OJSC, Series 13, 6.605% 2018	5,000	7,472
Finland (Republic of) 5.75% 2011	500	695
Finland (Republic of) 5.375% 2013	6,880	10,460
Finland (Republic of) 3.875% 2017	5,890	8,929
Société Générale 6.125% 2018	1,500	2,431
Société Générale 6.999% (undated)3	3,000	4,059
Société Générale 9.375% (undated)3	8,600	12,678
Northern Rock PLC, Series 7, 4.125% 20172	13,100	17,740
KfW 4.375% 2013	11,875	17,592
France Télécom 7.25% 2013	2,750	4,209
France Télécom 5.625% 2018	8,050	12,966
Merrill Lynch & Co., Inc. 4.625% 2018	12,725	17,064
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	12,060	16,779
Telefónica Emisiones, SAU 4.375% 2016	5,085	7,287
Telefónica Emisiones, SAU 4.693% 2019	6,050	8,691
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	10,500	14,815
Olivetti Finance NV 7.25% 2012	1,730	2,526
Telecom Italia SpA and Telecom Italia Finance SA, 8.25% 2016	2,000	3,288
Telecom Italia SpA 7.75% 2033	5,090	8,236
Munich Re Finance BV 6.75% 20233	5,750	8,495
Münchener Rückversicherungs-Gesellschaft Aktiengesellschaft 5.767% (undated)3	3,800	4,921
Siemens AG 5.125% 2017	7,500	11,779
Iberdrola Finanzas, SAU 7.50% 2015	7,000	11,524
Banque Centrale de Tunisie 4.75% 2011	3,750	5,214
Banque Centrale de Tunisie 4.75% 2011	3,100	4,311
Banque Centrale de Tunisie 6.25% 2013	1,350	1,996
NGG Finance PLC 6.125% 2011	2,000	2,838
National Grid Transco PLC 4.375% 2020	6,000	8,634
Bank of Scotland PLC 5.625% 2013	2,000	2,885
HBOS PLC 4.375% 20193	885	1,110
Lloyds TSB Bank PLC 5.375% 2019	2,000	2,932
Lloyds TSB Bank PLC 6.50% 2020	3,000	4,251
Polish Government 5.875% 2014	7,200	10,964
Zurich Finance (USA), Inc., Series 6, 5.75% 20233	6,600	9,478
Zurich Finance (USA), Inc., Series 9, 4.50% 20253	750	1,036
Canadian Government 3.50% 2020	7,000	10,485
Anheuser-Busch InBev NV 8.625% 2017	5,730	10,368
Bank of Ireland 10.00% 2020	7,355	9,701
Wal-Mart Stores, Inc. 4.875% 2029	6,000	9,341
Croatian Government 5.00% 2014	4,215	6,026
Croatian Government 6.50% 2015	2,250	3,290
Bouygues SA 4.375% 2014	5,945	8,743
CRH Finance BV 7.375% 20143	5,500	8,395
Metro Finance BV 4.625% 2011	5,980	8,299
Bank Nederlandse Gemeenten 3.75% 2014	5,560	8,113
UBS AG 6.00% 2018	4,500	7,208
BNP Paribas 5.431% 2017	4,430	6,981
AT&T Inc. 6.125% 2015	4,000	6,313
Skandinaviska Enskilda 5.50% 2014	4,000	6,020
FCE Bank PLC 7.125% 2013	4,000	5,685
Scottish and Southern Energy PLC 6.125% 2013	3,500	5,309
Edcon (Proprietary) Ltd. 4.129% 20143	2,500	2,897
Edcon (Proprietary) Ltd. 4.129% 20143	2,000	2,318
Santander Issuances, SA Unipersonal 5.435% 20173	3,250	4,567
Rodamco Europe Finance BV, Series 5, 3.75% 2012	3,030	4,277
Roche Holdings, Inc. 5.625% 2016	2,500	3,968
Centrica plc 7.125% 2013	2,500	3,911
Novartis Finance SA, 4.25% 2016	2,500	3,764
GlaxoSmithKline Capital PLC 5.125% 2012	2,500	3,649
Verizon Communications Inc. 8.75% 2015	1,850	3,290
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,284
AXA 6.75% 20203	2,200	3,007
Delhaize Group 5.625% 2014	2,000	2,995
E.ON International Finance BV 5.125% 2012	1,955	2,843
Bulgaria (Republic of) 7.50% 2013	1,638	2,456
Bulgaria (Republic of) 7.50% 2013	250	375
Ardagh Packaging Finance 9.25% 2020	1,650	2,249
Fortum Oyj 4.625% 2010	1,590	2,176
ENEL SpA 5.625% 2027	1,250	1,959
NXP BV and NXP Funding LLC 8.625% 2015	1,300	1,737
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 20153	1,100	1,501
Aviva PLC 5.75% 20213	1,000	1,370
AstraZeneca PLC 4.625% 2010	1,000	1,367
Edison SpA 5.125% 2010	750	1,029
UniCredito Italiano SpA, Series 172, 4.125% 20163	460	629
Ireland Government Agency-Guaranteed, Anglo Irish Bank Corp. plc 1.179% 20163	1,475	492
Rockwood Specialties Group, Inc. 7.625% 2014	90	126
		2,666,978

JAPANESE YEN — 6.00%
Japanese Government 1.10% 2011	¥90,000	1,083
Japanese Government, Series 248, 0.70% 2013	9,512,800	115,515
Japanese Government, Class 4, 0.50% 20151	1,379,125	16,002
Japanese Government, Series 269, 1.30% 2015	24,580,000	308,186
Japanese Government, Series 284, 1.70% 2016	2,708,700	35,123
Japanese Government, Series 281, 2.00% 2016	2,465,000	32,401
Japanese Government, Series 14, 1.20% 20171	4,230,880	50,250
Japanese Government, Series 12, 1.20% 20171	994,005	11,782
Japanese Government, Series 288, 1.70% 2017	795,000	10,345
Japanese Government, Series 296, 1.50% 2018	4,807,850	61,626
Japanese Government, Series 21, 2.30% 2035	2,870,000	37,655
Japanese Government 2.40% 2038	1,218,950	16,409
European Investment Bank 1.40% 2017	721,700	9,135
KfW 1.35% 2014	716,000	8,870
		714,382

POLISH ZLOTY — 4.16%
Polish Government, Series 1013, 5.00% 2013	PLN 58,200	20,085
Polish Government, Series 0414, 5.75% 2014	886,050	312,592
Polish Government, Series 1017, 5.25% 2017	473,010	162,524
		495,201

SOUTH KOREAN WON — 3.80%
South Korean Government, Series 1303, 5.25% 2013	KRW28,795,000	26,422
South Korean Government, Series 1309, 5.75% 2013	55,000,000	51,491
South Korean Government 4.25% 2014	41,330,000	37,230
South Korean Government 4.75% 2014	46,600,000	42,631
South Korean Government 5.00% 2014	79,326,500	73,149
South Korean Government, Series 1503, 4.50% 2015	10,349,000	9,407
South Korean Government 5.25% 2015	65,801,860	61,707
South Korean Government 5.50% 2017	97,425,550	93,860
South Korean Government 5.75% 2018	57,900,000	56,708
		452,605

BRITISH POUNDS — 2.75%
United Kingdom 4.25% 2011	£10,000	15,959
United Kingdom 2.50% 20131	11,071	19,780
United Kingdom 2.75% 2015	9,800	16,134
United Kingdom 2.50% 20161	10,787	20,106
United Kingdom 3.75% 2019	12,970	21,762
United Kingdom 4.50% 2019	3,500	6,208
United Kingdom 2.50% 20201	7,134	13,588
United Kingdom 4.75% 2020	43,185	77,886
United Kingdom 6.00% 2028	6,350	13,121
United Kingdom 4.125% 20301	5,211	13,912
United Kingdom 4.75% 2030	14,870	26,595
RSA Insurance Group PLC 9.375% 20393	1,733	3,369
RSA Insurance Group PLC 8.50% (undated)3	8,760	14,570
Telecom Italia SpA and Telecom Italia Finance SA, Series 9, 5.625% 2015	10,100	16,832
France Télécom 5.00% 2016	7,725	13,229
HSBC Holdings PLC 6.375% 20223	2,750	4,729
HSBC Bank PLC 6.50% 2023	2,750	4,858
Société Générale 5.40% 2018	3,000	4,934
BNP Paribas 5.75% 2022	2,750	4,706
Tesco PLC 5.50% 2033	2,640	4,475
Generali Finance BV 6.214% (undated)3	3,200	4,389
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 20392,4	2,400	3,671
Wal-Mart Stores, Inc. 5.625% 2034	950	1,715
General Electric Capital Corp. 5.625% 2031	750	1,231
		327,759

MEXICAN PESOS — 2.65%
United Mexican States Government, Series M, 7.50% 2012	MXN 220,000	18,178
United Mexican States Government, Series MI10, 9.50% 2014	782,663	71,617
United Mexican States Government, Series M10, 8.00% 2015	416,200	36,408
United Mexican States Government, Series M10, 7.25% 2016	431,000	36,757
United Mexican States Government, Series M10, 7.75% 2017	1,100,400	96,464
United Mexican States Government, Series M20, 10.00% 2024	119,900	12,683
United Mexican States Government, Series M30, 10.00% 2036	281,000	30,136
United Mexican States Government 4.00% 20401	132,417	12,591
América Móvil, SAB de CV 8.46% 2036	15,000	1,204
		316,038

MALAYSIAN RINGGITS — 2.59%
Malaysian Government, Series 509, 3.21% 2013	MYR164,250	53,299
Malaysian Government, Series 204, 5.094% 2014	148,765	51,239
Malaysian Government, Series 0409, 3.741% 2015	103,500	34,213
Malaysian Government, Series 0110, 3.835% 2015	210,525	69,994
Malaysian Government, Series 0207, 3.814% 2017	159,605	52,856
Malaysian Government, Series 0210, 4.012% 2017	105,000	35,129
Malaysian Government, Series 2/03, 4.24% 2018	35,000	11,876
		308,606

CANADIAN DOLLARS — 2.03%
Canadian Government 5.25% 2012	$ C 5,500	5,693
Canadian Government 2.00% 2014	62,180	60,955
Canadian Government 4.50% 2015	68,250	74,111
Canadian Government 4.25% 2018	11,450	12,531
Canadian Government 4.524% 20211	8,446	11,219
Canadian Government 5.75% 2029	2,250	2,936
Canada Housing Trust 4.10% 2018	1,500	1,610
Canada Housing Trust 3.35% 2020	23,000	22,879
Province of Manitoba 4.25% 2018	8,500	8,931
Province of Ontario, Series HC, 9.50% 2022	2,000	2,983
Province of Ontario 4.60% 2039	5,000	5,166
Hydro One Inc. 5.49% 2040	4,000	4,371
Canadian Imperial Bank 5.00% 2012	4,000	4,117
Rogers Communications Inc. 5.80% 2016	3,500	3,814
Province De Québec 9.375% 2023	2,000	2,965
Bank of Nova Scotia 5.04% 2013	2,000	2,084
Wells Fargo & Co. 6.05% 2012	2,000	2,081
Toronto-Dominion Bank 4.854% 2013	2,000	2,070
GE Capital Canada Funding Co., Series A, 5.29% 2012	2,000	2,056
Interprovincial Pipe Line Inc., Series K, 8.20% 2024	1,500	2,024
Thomson Reuters Corp. 5.70% 2015	1,750	1,924
Bank of Montreal 5.18% 2015	1,750	1,884
Royal Bank of Canada 5.20% 2012	1,750	1,808
TransCanada PipeLines Ltd. 5.05% 2014	1,250	1,314
Province of New Brunswick 6.75% 2017	750	898
		242,424

SWEDISH KRONOR — 1.93%
Swedish Government, Series 1045, 5.25% 2011	SKr158,650	23,994
Swedish Government, Series 124, 4.00% 20122	172,000	26,265
Swedish Government, Series 1041, 6.75% 2014	22,080	3,831
Swedish Government 4.139% 20151	94,649	16,323
Swedish Government, Series 1049, 4.50% 2015	739,120	122,003
Swedish Government, Series 1047, 5.00% 2020	72,640	13,106
Swedish Government, Series 3104, 3.50% 20281	75,268	15,823
Nordea Hypotek AB 4.00% 20122	60,000	9,172
		230,517

TURKISH LIRAS — 1.45%
Turkey (Republic of) 0% 2011	TRY 55,700	37,608
Turkey (Republic of) 10.00% 20121	104,139	80,140
Turkey (Republic of) 16.00% 2012	13,000	9,935
Turkey (Republic of) 16.00% 2013	8,700	7,226
Turkey (Republic of) 11.00% 2014	19,500	14,586
Turkey (Republic of) 10.00% 2015	27,045	19,720
Turkey (Republic of) 4.00% 20201	5,102	3,653
		172,868

HUNGARIAN FORINTS — 1.33%
Hungarian Government, Series 14/C, 5.50% 2014	HUF 6,789,100	32,571
Hungarian Government, Series 15/A, 8.00% 2015	12,737,320	66,391
Hungarian Government, Series 17/B, 6.75% 2017	8,851,010	44,014
Hungarian Government, Series 17/A, 6.75% 2017	2,128,500	10,585
Hungarian Government, Series 19/A, 6.50% 2019	1,000,000	4,849
		158,410

ISRAELI SHEKELS — 1.06%
Israeli Government, Series 0313, 5.00% 2013	ILS125,500	36,064
Israeli Government 4.50% 2015	43,050	12,239
Israeli Government, Series 2683, 6.50% 2016	40,300	12,503
Israeli Government 5.50% 2017	220,345	65,531
		126,337

SINGAPORE DOLLARS — 0.99%
Singapore (Republic of) 3.125% 2011	$ S 17,600	13,511
Singapore (Republic of) 3.75% 2016	119,610	103,927
		117,438

BRAZILIAN REAIS — 0.88%
Brazilian Treasury Bill 6.00% 20121	BRL17,341	10,299
Brazil (Federal Republic of) 10.00% 2012	40,000	23,219
Brazil (Federal Republic of) 10.00% 2017	87,620	47,783
Brazil (Federal Republic of) Global 12.50% 2022	3,500	2,549
Brazil (Federal Republic of) Global 10.25% 2028	11,120	7,371
Brazilian Treasury Bill 6.00% 20451	23,020	13,840
		105,061

DANISH KRONER — 0.80%
Nykredit 4.00% 20352	DKr161,877	30,014
Nykredit, Series 3D, 5.00% 20382	178,343	33,970
Kingdom of Denmark 4.00% 2012	90,000	17,474
Kingdom of Denmark 5.00% 2013	67,170	13,686
		95,144

AUSTRALIAN DOLLARS — 0.74%
Queensland Treasury Corp., Series 15, 6.00% 2015	$ A33,455	33,353
Queensland Treasury Corp., Series 17, 6.00% 2017	26,937	27,063
New South Wales Treasury Corp., Series 14, 5.50% 2014	16,862	16,482
New South Wales Treasury Corp., Series 17, 5.50% 2017	10,000	9,748
Countrywide Financial Corp. 6.25% 2010	2,000	1,932
		88,578

INDONESIAN RUPIAH — 0.65%
Indonesia (Republic of), Series 23, 11.00% 2012	IDR149,290,000	18,214
Indonesia (Republic of), Series 33, 12.50% 2013	162,872,000	20,602
Indonesia (Republic of), Series 20, 14.275% 2013	27,430,000	3,706
Indonesia (Republic of), Series 51, 11.25% 2014	16,490,000	2,093
Indonesia (Republic of), Series 30, 10.75% 2016	253,107,000	32,832
		77,447

NORWEGIAN KRONER — 0.43%
Norwegian Government 4.25% 2017	NKr249,300	45,902
KfW 5.00% 2015	30,500	5,538
		51,440

COLOMBIAN PESOS — 0.24%
Colombia (Republic of) Global 12.00% 2015	COP16,820,000	12,294
Colombia (Republic of) Global 7.75% 2021	6,265,000	4,091
Colombia (Republic of) Global 9.85% 2027	15,821,000	12,566
		28,951

EGYPTIAN POUNDS — 0.21%
Egypt (Arab Republic of) 9.10% 2010	EGP 1,955	344
Egypt (Arab Republic of) 11.50% 2011	5,865	1,062
Egypt (Arab Republic of) 9.10% 2012	82,870	14,657
Egypt (Arab Republic of) 11.35% 2013	31,000	5,484
Egypt (Arab Republic of) 9.20% 2014	8,925	1,571
Egypt (Arab Republic of) 11.625% 2014	12,535	2,335
		25,453

THAI BAHT — 0.09%
Thai Government, Series 33, 5.375% 2011	THB 37,000	1,265
Thai Government 5.25% 2014	264,500	9,542
		10,807

ARGENTINE PESOS — 0.05%
Argentina (Republic of) 5.83% 20331,2,5	ARS 7,474	1,366
Argentina (Republic of) GDP-Linked 2035	40,842	1,110
Argentina (Republic of) 1.18% 20381,2	43,523	3,496
		5,972

DOMINICAN PESOS — 0.03%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012	DOP122,949	3,072
Cervecería Nacional Dominicana, C. por A. 16.00% 2012	37,704	942
		4,014

PHILIPPINE PESOS — 0.02%
Philippines (Republic of) 4.95% 2021	PHP114,000	2,667

U.S. DOLLARS — 37.24%
U.S. Treasury 0.875% 2011	US$58,000	58,194
U.S. Treasury 0.875% 2011	46,250	46,428
U.S. Treasury 1.00% 2011	6,460	6,503
U.S. Treasury 1.75% 2011	11,895	12,086
U.S. Treasury 2.375% 20111	12,576	12,743
U.S. Treasury 4.625% 2011	30,000	31,620
U.S. Treasury 1.00% 2012	12,657	12,783
U.S. Treasury 2.00% 20121	21,487	22,253
U.S. Treasury 3.00% 20121	9,204	9,785
U.S. Treasury 4.875% 20126	33,500	35,593
U.S. Treasury 1.875% 20131	35,610	37,911
U.S. Treasury 2.00% 2013	21,750	22,642
U.S. Treasury 2.75% 2013	44,000	46,798
U.S. Treasury 3.375% 2013	4,550	4,910
U.S. Treasury 3.625% 2013	4,200	4,545
U.S. Treasury 1.75% 2014	10,060	10,392
U.S. Treasury 2.00% 20141	30,082	32,327
U.S. Treasury 2.625% 2014	35,085	37,387
U.S. Treasury 1.875% 20151	27,964	30,444
U.S. Treasury 4.00% 2015	6,750	7,592
U.S. Treasury 2.00% 20161	10,709	11,778
U.S. Treasury 2.50% 20161	10,525	11,958
U.S. Treasury 3.125% 2016	10,500	11,398
U.S. Treasury 3.25% 2016	53,250	58,128
U.S. Treasury 3.25% 2016	44,250	48,461
U.S. Treasury 5.125% 2016	44,750	53,606
U.S. Treasury 2.375% 20171	25,351	28,679
U.S. Treasury 8.875% 2017	8,660	12,596
U.S. Treasury 1.375% 20181	9,786	10,527
U.S. Treasury 1.625% 20181	10,562	11,524
U.S. Treasury 3.125% 2019	79,550	84,559
U.S. Treasury 2.625% 2020	2,715	2,741
U.S. Treasury 3.50% 2020	3,335	3,621
U.S. Treasury 3.625% 2020	13,210	14,490
U.S. Treasury 8.750% 2020	6,620	10,189
U.S. Treasury 6.25% 2023	2,500	3,387
U.S. Treasury 2.00% 20261	12,247	13,626
U.S. Treasury 5.25% 2029	32,300	40,842
U.S. Treasury 3.375% 20321	811	1,111
U.S. Treasury 3.50% 2039	4,000	3,871
U.S. Treasury 4.50% 2039	42,860	49,088
U.S. Treasury 4.625% 2040	78,500	91,741
Fannie Mae 5.00% 20172	504	537
Fannie Mae 4.00% 20242	4,961	5,188
Fannie Mae 4.50% 20242	1,022	1,076
Fannie Mae 3.50% 20252	49,850	51,439
Fannie Mae 4.00% 20252	38,710	40,550
Fannie Mae 4.00% 20252	22,000	22,969
Fannie Mae 4.50% 20252	19,190	20,218
Fannie Mae 4.50% 20252	10,156	10,689
Fannie Mae, Series 2001-4, Class GA, 9.917% 20252,3	13	15
Fannie Mae 6.00% 20262	737	800
Fannie Mae 5.50% 20342	687	737
Fannie Mae 4.50% 20352	1,702	1,784
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20362	4,480	3,813
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 20362	3,479	3,113
Fannie Mae 6.00% 20362	7,478	8,094
Fannie Mae 6.00% 20362	2,191	2,372
Fannie Mae, Series 2006-49, Class PA, 6.00% 20362	1,108	1,217
Fannie Mae 5.00% 20372	1,146	1,206
Fannie Mae 5.50% 20372	515	551
Fannie Mae 6.00% 20372	20,545	22,110
Fannie Mae 6.00% 20372	9,730	10,471
Fannie Mae 6.00% 20372	4,706	5,065
Fannie Mae 6.00% 20372	3,457	3,720
Fannie Mae 6.00% 20372	1,888	2,032
Fannie Mae 6.00% 20372	1,247	1,342
Fannie Mae 6.00% 20372	1,245	1,340
Fannie Mae 6.00% 20372	825	891
Fannie Mae 6.00% 20372	636	684
Fannie Mae 6.00% 20372	562	605
Fannie Mae 6.00% 20372	475	511
Fannie Mae 6.50% 20372	3,039	3,315
Fannie Mae 6.50% 20372	1,950	2,139
Fannie Mae 6.50% 20372	560	611
Fannie Mae 5.316% 20382,3	6,381	6,711
Fannie Mae 5.50% 20382	6,959	7,454
Fannie Mae 5.50% 20382	6,445	6,903
Fannie Mae 5.50% 20382	5,507	5,899
Fannie Mae 6.00% 20382	25,687	27,644
Fannie Mae 6.00% 20382	9,259	9,949
Fannie Mae 6.00% 20382	3,928	4,228
Fannie Mae 6.00% 20382	3,675	3,946
Fannie Mae 6.00% 20382	1,129	1,214
Fannie Mae 6.50% 20382	7,523	8,205
Fannie Mae 6.50% 20382	4,418	4,816
Fannie Mae 3.591% 20392,3	3,048	3,197
Fannie Mae 3.613% 20392,3	1,266	1,322
Fannie Mae 3.615% 20392,3	2,131	2,231
Fannie Mae 3.784% 20392,3	1,398	1,471
Fannie Mae 3.826% 20392,3	707	748
Fannie Mae 3.835% 20392,3	1,097	1,154
Fannie Mae 3.901% 20392,3	846	892
Fannie Mae 3.943% 20392,3	982	1,039
Fannie Mae 3.955% 20392,3	771	812
Fannie Mae 4.00% 20402	10,000	10,281
Fannie Mae 4.50% 20402	99,000	103,180
Fannie Mae 4.50% 20402	14,612	15,238
Fannie Mae 4.50% 20402	7,343	7,658
Fannie Mae 5.00% 20402	23,732	24,982
Fannie Mae 6.50% 20472	1,855	1,995
Fannie Mae 6.50% 20472	941	1,012
Fannie Mae 6.50% 20472	545	586
Fannie Mae 7.00% 20472	714	770
Fannie Mae 6.50% 20482	3,606	3,877
Government National Mortgage Assn. 4.00% 20402	72,450	74,918
Government National Mortgage Assn. 4.50% 20402	4,858	5,128
Freddie Mac 4.00% 20252	11,053	11,578
Freddie Mac 4.00% 20252	10,608	11,092
Freddie Mac 4.00% 20252	7,500	7,830
Freddie Mac, Series 3213, Class OG, principal only, 0% 20362	4,899	4,378
Freddie Mac, Series 3171, Class MO, principal only, 0% 20362	4,535	3,850
Freddie Mac, Series 3292, Class BO, principal only, 0% 20372	1,371	1,186
Freddie Mac 5.456% 20382,3	6,096	6,446
Freddie Mac 6.00% 20382	3,044	3,266
Freddie Mac 6.00% 20382	2,926	3,155
Freddie Mac 6.00% 20382	1,141	1,225
Freddie Mac 6.00% 20382	602	649
Freddie Mac 3.745% 20392,3	852	893
Freddie Mac 3.865% 20392,3	772	810
Turkey (Republic of) 6.75% 2018	3,000	3,510
Turkey (Republic of) 7.00% 2019	3,500	4,182
Turkey (Republic of) 7.50% 2019	5,000	6,162
Turkey (Republic of) 5.625% 2021	16,930	18,538
Turkey (Republic of) 8.00% 2034	4,200	5,502
Turkey (Republic of) 6.75% 2040	15,500	17,750
Anheuser-Busch InBev NV 3.625% 2015	5,100	5,392
Anheuser-Busch InBev NV 6.875% 20194	22,850	28,487
Anheuser-Busch InBev NV 7.75% 20194	9,595	12,467
Anheuser-Busch InBev NV 5.375% 2020	5,600	6,333
Hungarian Government 6.25% 2020	47,125	50,785
Abbey National Treasury Services PLC 3.875% 20144	23,810	24,393
Santander Issuances, SA Unipersonal 5.911% 20164	1,500	1,595
Santander Issuances, SA Unipersonal 6.50% 20193,4	22,200	23,342
HBOS PLC 6.75% 20184	31,825	32,025
Lloyds TSB Bank PLC 6.50% 20204	4,600	4,653
HBOS PLC 6.00% 20334	10,665	8,150
Korea Development Bank 5.30% 2013	5,500	5,870
Korea Development Bank 8.00% 2014	33,130	38,908
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 6.20% 2019	18,700	20,610
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.30% 2039	11,000	11,707
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	11,200	12,352
UBS AG 3.875% 2015	500	522
UBS AG 5.875% 2017	15,125	17,139
UBS AG 4.875% 2020	25,250	26,676
Telecom Italia Capital SA, Series B, 5.25% 2013	5,495	5,908
Telecom Italia Capital SA 6.999% 2018	13,050	15,014
Telecom Italia Capital SA 7.175% 2019	7,525	8,847
Telecom Italia Capital SA 6.375% 2033	2,833	2,803
Telecom Italia Capital SA 7.20% 2036	1,000	1,079
Telecom Italia Capital SA 7.721% 2038	5,917	6,702
ProLogis 7.625% 2014	8,000	8,653
ProLogis 5.625% 2016	295	284
ProLogis 5.75% 2016	2,000	1,977
ProLogis 6.625% 2018	3,180	3,139
ProLogis 7.375% 2019	13,840	13,990
ProLogis 6.875% 2020	7,870	7,750
Polish Government 6.375% 2019	30,080	35,590
Gazprom OJSC 9.25% 2019	11,010	13,762
Gazprom OJSC, Series 2, 8.625% 20344	3,195	4,086
Gazprom OJSC 7.288% 2037	9,325	10,433
Gazprom OJSC 7.288% 20374	5,900	6,601
Croatian Government 6.75% 20194	21,100	23,091
Croatian Government 6.75% 2019	6,000	6,566
Croatian Government 6.625% 20204	4,725	5,118
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,040
Comcast Corp. 5.30% 2014	3,000	3,355
Comcast Corp. 6.30% 2017	3,000	3,545
Comcast Corp. 5.875% 2018	11,790	13,624
Comcast Corp. 6.95% 2037	5,035	5,923
Comcast Corp. 6.40% 2038	1,750	1,942
Comcast Corp. 6.40% 2040	4,250	4,742
South Africa (Republic of) 6.875% 2019	18,510	22,721
South Africa (Republic of) 5.50% 2020	10,150	11,393
Iberdrola Finance Ireland 3.80% 20144	5,760	5,923
Scottish Power PLC 5.375% 2015	12,700	13,818
Iberdrola Finance Ireland 5.00% 20194	10,750	10,756
Scottish Power PLC 5.81% 2025	2,500	2,528
E.ON International Finance BV 5.80% 20184	19,030	22,554
E.ON International Finance BV 6.65% 20384	2,500	3,234
Verizon Communications Inc. 3.75% 2011	6,870	7,007
Verizon Communications Inc. 5.50% 2017	1,750	2,007
Verizon Communications Inc. 8.50% 2018	5,750	7,842
Verizon Communications Inc. 6.35% 2019	2,340	2,860
Verizon Communications Inc. 5.85% 2035	5,000	5,405
Vodafone Group PLC 5.00% 2015	7,500	8,448
Vodafone Group PLC, Term Loan, 6.875% 20152,5,7,8	2,850	2,864
Vodafone Group PLC 5.625% 2017	11,850	13,579
France Government Agency-Guaranteed, Société Finance 2.875% 20144	6,070	6,424
Société Générale 3.10% 20154	4,000	4,031
Société Générale 5.75% 20164	12,795	13,910
Volvo Treasury AB 5.95% 20154	22,305	24,361
CEMEX Finance LLC 9.50% 2016	9,925	10,036
CEMEX Finance LLC 9.50% 20164	2,200	2,225
CEMEX SA 9.25% 20204	12,799	12,063
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	685	751
Westfield Group 7.50% 20144	1,645	1,916
Westfield Group 5.70% 20164	2,850	3,189
Westfield Group 7.125% 20184	15,510	18,267
Veolia Environnement 5.25% 2013	5,605	6,113
Veolia Environnement 6.00% 2018	15,075	17,451
Simon Property Group, LP 6.75% 2014	4,025	4,632
Simon Property Group, LP 4.20% 2015	3,125	3,357
Simon Property Group, LP 5.25% 2016	3,990	4,466
Simon Property Group, LP 5.875% 2017	1,850	2,128
Simon Property Group, LP 6.125% 2018	2,000	2,324
Simon Property Group, LP 10.35% 2019	4,250	5,950
Deutsche Telekom International Finance BV 5.875% 2013	6,230	6,964
Deutsche Telekom International Finance BV 6.75% 2018	12,500	15,330
JPMorgan Chase & Co. 3.40% 2015	5,000	5,196
JPMorgan Chase & Co. 4.40% 2020	16,275	16,700
Developers Diversified Realty Corp. 5.375% 2012	3,950	3,965
Developers Diversified Realty Corp. 5.50% 2015	3,023	2,952
Developers Diversified Realty Corp. 9.625% 2016	880	983
Developers Diversified Realty Corp. 7.50% 2017	8,870	9,228
Developers Diversified Realty Corp. 7.875% 2020	4,580	4,754
Roche Holdings Inc. 5.00% 20144	3,000	3,358
Roche Holdings Inc. 6.00% 20194	6,270	7,591
Roche Holdings Inc. 7.00% 20394	8,040	10,825
AXA SA 8.60% 2030	11,075	12,837
AXA SA 6.463% (undated)3,4	9,675	8,490
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	6,500	6,786
Bank of America Corp. 5.75% 2017	1,020	1,092
Bank of America Corp. 5.625% 2020	12,210	12,927
Kimco Realty Corp. 6.00% 2012	1,000	1,084
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,230	1,316
Kimco Realty Corp., Series C, 4.82% 2014	1,000	1,068
Kimco Realty Corp., Series C, 4.904% 2015	1,360	1,456
Kimco Realty Corp. 5.584% 2015	2,003	2,210
Kimco Realty Corp. 5.70% 2017	500	549
Kimco Realty Corp. 4.30% 2018	4,740	4,811
Kimco Realty Corp. 6.875% 2019	6,875	8,019
Telefónica Emisiones, SAU 3.729% 2015	2,960	3,099
Telefónica Emisiones, SAU 4.949% 2015	7,155	7,836
Telefónica Emisiones, SAU 5.134% 2020	8,604	9,378
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	2,805	2,954
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	15,340	16,707
UniCredito Italiano SpA 6.00% 20174	11,920	12,376
HVB Funding Trust I 8.741% 20314	6,845	6,845
Enbridge Energy Partners, LP, Series B, 6.50% 2018	10,445	12,297
Enbridge Energy Partners, LP 9.875% 2019	3,250	4,439
Enbridge Energy Partners, LP 5.20% 2020	2,210	2,409
Ras Laffan Liquefied Natural Gas III 5.50% 20144	5,300	5,836
Ras Laffan Liquefied Natural Gas II 5.298% 20202,4	3,826	4,144
Ras Laffan Liquefied Natural Gas III 5.838% 20272,4	8,000	8,953
HSBC Bank PLC 3.50% 20154	9,250	9,713
HSBC Finance Corp. 0.727% 20163	9,900	9,016
France Télécom 7.75% 20113	730	751
France Télécom 4.375% 2014	3,385	3,735
France Télécom 2.125% 2015	13,320	13,428
ERP Operating LP 5.25% 2014	3,000	3,321
ERP Operating LP 6.584% 2015	1,085	1,276
ERP Operating LP 4.75% 2020	12,450	12,977
Banco de Crédito del Perú 5.375% 20204	17,000	17,255
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 20342	1,248	1,281
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 20352	1,111	1,132
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 20362	1,414	1,467
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 20372	2,300	2,332
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 20392	500	507
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 20392	7,165	7,467
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.846% 20392,3	1,905	2,023
Petrobras International 5.75% 2020	7,470	8,307
Petrobras International 6.875% 2040	6,760	7,772
Morgan Stanley, Series F, 6.625% 2018	13,950	15,489
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	2,125	2,381
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	7,750	8,400
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	4,661
Pfizer Inc 4.45% 2012	2,250	2,369
Pfizer Inc 6.20% 2019	4,820	5,945
Pfizer Inc 7.20% 2039	5,000	6,827
Volkswagen International Finance NV 1.625% 20134	8,100	8,148
Volkswagen International Finance NV 4.00% 20204	6,700	6,925
Argentina (Republic of) 7.00% 2015	14,100	12,445
Argentina (Republic of) GDP-Linked 2035	21,000	2,614
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 20164	5,500	5,880
Abu Dhabi National Energy Co. PJSC (TAQA) 7.25% 20184	8,000	8,998
Enel Finance International SA 3.875% 20144	13,805	14,480
Goldman Sachs Group, Inc. 3.70% 2015	3,410	3,493
Goldman Sachs Group, Inc. 6.15% 2018	9,850	10,942
Barclays Bank PLC 6.05% 20174	9,750	10,589
Barclays Bank PLC 5.125% 2020	3,500	3,791
British American Tobacco International Finance PLC 9.50% 20184	10,485	14,278
Chilean Government 3.875% 2020	13,510	14,073
Niagara Mohawk Power 3.553% 20144	1,340	1,415
National Grid PLC 6.30% 2016	10,575	12,499
BBVA Bancomer SA 7.25% 20204	12,660	13,632
Enersis SA 7.375% 2014	11,935	13,522
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 20382,3	2,470	2,582
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.838% 20392,3	3,770	3,982
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 20412,3	4,825	5,175
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 20432,3	1,655	1,685
Kraft Foods Inc. 2.625% 2013	3,875	4,019
Kraft Foods Inc. 6.125% 2018	5,975	7,055
Kraft Foods Inc. 5.375% 2020	2,075	2,322
Time Warner Cable Inc. 8.25% 2014	1,750	2,090
Time Warner Cable Inc. 6.75% 2018	3,985	4,760
Time Warner Cable Inc. 5.00% 2020	6,000	6,438
Michaels Stores, Inc. 10.00% 2014	5,425	5,744
Michaels Stores, Inc. 0%/13.00% 20169	1,500	1,451
Michaels Stores, Inc. 0%/13.00% 20164,9	450	435
Michaels Stores, Inc. 11.375% 2016	4,700	5,129
Time Warner Inc. 4.875% 2020	5,500	5,978
AOL Time Warner Inc. 7.625% 2031	2,240	2,785
Time Warner Inc. 6.50% 2036	3,490	3,927
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,122
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,852
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,676
Standard Chartered Bank 6.40% 20174	11,200	12,538
Israeli Government 5.125% 2019	11,000	12,197
Macy’s Retail Holdings, Inc. 8.375% 20153	8,530	9,809
Federated Department Stores, Inc. 7.45% 2017	1,494	1,677
Federated Department Stores, Inc. 6.90% 2029	580	590
VEB Finance Ltd. 6.902% 20204	10,945	11,998
First Data Corp., Term Loan B2, 3.006% 20142,3,7	4,499	3,968
First Data Corp. 9.875% 2015	5,150	4,197
First Data Corp. 9.875% 2015	1,350	1,110
First Data Corp. 10.55% 20155	1,973	1,603
First Data Corp. 8.875% 20204	1,000	1,042
Progress Energy, Inc. 6.05% 2014	5,000	5,697
Progress Energy, Inc. 7.05% 2019	5,000	6,208
Citigroup Inc. 4.75% 2015	11,250	11,848
Boston Scientific Corp. 4.50% 2015	4,010	4,106
Boston Scientific Corp. 6.25% 2015	2,750	2,956
Boston Scientific Corp. 5.125% 2017	2,160	2,185
Boston Scientific Corp. 6.00% 2020	1,920	2,051
Boston Scientific Corp. 7.00% 2035	350	355
Indonesia (Republic of) 6.875% 2018	5,450	6,635
Indonesia (Republic of) 6.625% 20374	4,000	4,910
Bermudan Government 5.603% 20204	10,650	11,535
State of Qatar 9.75% 2030	7,250	11,527
Kroger Co. 7.50% 2014	5,250	6,209
Kroger Co. 3.90% 2015	1,500	1,630
Kroger Co. 6.40% 2017	2,000	2,394
The Kroger Co. 7.00% 2018	800	965
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	8,500	11,135
CIT Group Inc., Series A, 7.00% 2013	2,450	2,474
CIT Group Inc., Series A, 7.00% 2015	5,275	5,262
CIT Group Inc., Series A, 7.00% 2016	2,400	2,376
CIT Group Inc., Series A, 7.00% 2017	1,000	984
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	10,820
Neiman Marcus Group, Inc. 9.00% 20153,5	6,331	6,608
Neiman Marcus Group, Inc. 10.375% 2015	3,925	4,141
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20154	10,580	10,717
United Mexican States Government Global 6.375% 2013	151	169
United Mexican States Government Global 5.95% 2019	8,020	9,452
United Mexican States Government Global 6.05% 2040	520	598
Shell International Finance BV 4.00% 2014	9,340	10,127
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.396% 20442,3	5,055	5,573
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 20482	4,125	4,489
Ford Motor Credit Co. 7.80% 2012	1,000	1,064
Ford Motor Credit Co. 8.70% 2014	500	561
Ford Motor Credit Co. 5.625% 2015	2,000	2,059
Ford Motor Credit Co. 8.00% 2016	5,450	6,168
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	3,205	3,389
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	5,525	6,077
Nextel Communications, Inc., Series E, 6.875% 2013	375	379
Nextel Communications, Inc., Series F, 5.95% 2014	7,895	7,895
Nextel Communications, Inc., Series D, 7.375% 2015	650	656
Sprint Capital Corp. 8.75% 2032	500	527
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 20372	2,731	2,789
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.08% 20382,3	3,785	4,153
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 20392	2,250	2,376
Toys “R” Us, Inc. 7.625% 2011	1,705	1,769
Toys “R” Us-Delaware, Inc. 7.375% 20164	2,000	2,045
Toys “R” Us, Inc. 8.50% 20174	2,800	2,975
Toys “R” Us Property Co. I, LLC 10.75% 2017	500	567
Toys “R” Us, Inc. 7.375% 2018	2,000	1,920
International Paper Co. 7.95% 2018	1,800	2,186
International Paper Co. 9.375% 2019	150	195
International Paper Co. 7.50% 2021	2,335	2,799
International Paper Co. 7.30% 2039	3,500	3,931
AES Corp. 7.75% 2015	3,275	3,521
AES Corp. 8.00% 2017	2,500	2,712
AES Corp. 8.00% 2020	2,440	2,660
CMS Energy Corp. 4.25% 2015	1,000	1,014
CMC Energy Corp. 6.55% 2017	2,450	2,647
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	2,650	3,184
CMS Energy Corp. 8.75% 2019	600	719
CMS Energy Corp. 6.25% 2020	1,000	1,058
CVS Caremark Corp. 5.789% 20262,4	1,006	1,050
CVS Caremark Corp. 6.943% 20302	6,677	7,541
Electricité de France SA 5.50% 20144	2,350	2,654
Electricité de France SA 4.60% 20204	2,200	2,401
Electricité de France SA 6.95% 20394	2,625	3,438
SUPERVALU INC. 8.00% 2016	725	734
Albertson’s, Inc. 7.45% 2029	3,000	2,445
Albertson’s, Inc. 8.00% 2031	6,450	5,289
News America Inc. 6.90% 2019	6,750	8,269
Kinder Morgan Energy Partners LP 6.85% 2020	6,910	8,253
McDonald’s Corp. 3.50% 2020	8,005	8,242
Federal Home Loan Bank, Series 467, 5.25% 2014	7,125	8,205
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20142,3,7	4,013	3,127
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	3,780	2,495
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	3,480	2,297
HCA Inc. 6.375% 2015	6,250	6,266
HCA Inc. 9.25% 2016	1,490	1,617
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	475	540
Charter Communications, Inc. 13.50% 2016	1,137	1,356
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 20174	3,000	3,056
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	1,425	1,486
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	1,075	1,145
Pemex Project Funding Master Trust 9.125% 2010	110	111
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,750	7,408
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 20362	3,219	3,258
Banc of America Commercial Mortgage Inc., Series 2006-4, Class A-4, 5.634% 20462	3,790	4,109
Wal-Mart Stores, Inc. 3.625% 2020	2,135	2,236
Wal-Mart Stores, Inc. 4.875% 2040	5,000	5,127
Dominican Republic 7.50% 20212,4	6,500	7,355
American Tower Corp. 7.00% 2017	6,150	7,188
GMAC LLC 7.50% 2013	167	179
GMAC LLC 6.75% 2014	5,000	5,164
GMAC LLC 8.30% 20154	500	546
GMAC LLC 8.00% 20204	1,100	1,204
Mandalay Resort Group 6.375% 2011	275	269
MGM Resorts International 5.875% 2014	2,250	1,935
MGM Resorts International 6.625% 2015	100	84
MGM Resorts International 7.50% 2016	1,500	1,275
MGM Resorts International 9.00% 20204	3,250	3,437
US Investigations Services, Inc., Term Loan B, 3.292% 20152,3,7	1,702	1,551
US Investigations Services, Inc., Term Loan B, 7.75% 20152,3,7	2,515	2,526
US Investigations Services, Inc. 10.50% 20154	1,900	1,893
US Investigations Services, Inc. 11.75% 20164	1,035	1,010
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 20422	169	168
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.062% 20452,3	4,720	5,232
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.932% 20492,3	1,385	1,521
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 20144	6,365	6,737
Lockheed Martin Corp. 4.25% 2019	6,160	6,728
Univision Communications, Inc., First Lien Term Loan B, 2.506% 20142,3,7	770	679
Univision Communications Inc. 12.00% 20144	2,550	2,802
Univision Communications Inc. 10.50% 20153,4,5	3,323	3,180
J.C. Penney Co., Inc., Series A, 6.875% 2015	6,125	6,630
Biogen Idec Inc. 6.00% 2013	6,000	6,577
Clearwire Communications LLC/Finance 12.00% 20154	4,800	5,196
Clearwire Communications LLC/Finance 12.00% 20154	1,250	1,353
Virgin Media Finance PLC 9.125% 2016	1,000	1,075
Virgin Media Finance PLC, Series 1, 9.50% 2016	3,400	3,859
Virgin Media Secured Finance PLC 6.50% 2018	1,500	1,590
Hospitality Properties Trust 6.70% 2018	6,055	6,500
Gabonese Republic 8.20% 20174	5,500	6,421
Frontier Communications Corp. 7.875% 2015	1,500	1,627
Frontier Communications Corp. 8.25% 2017	2,550	2,802
Frontier Communications Corp. 8.50% 2020	1,775	1,968
Norfolk Southern Corp. 5.75% 2016	5,515	6,389
Freescale Semiconductor, Inc. 9.125% 20143,5	1,615	1,623
Freescale Semiconductor, Inc. 10.125% 2016	825	755
Freescale Semiconductor, Inc. 9.25% 20184	3,800	3,971
Safeway Inc. 6.25% 2014	2,625	3,015
Safeway Inc. 3.95% 2020	3,270	3,295
RBS Global, Inc. 8.50% 2018	6,150	6,281
Zions Bancorporation 5.65% 2014	5,365	5,338
Zions Bancorporation 7.75% 2014	825	875
Corporación Andina de Fomento 5.75% 2017	5,025	5,494
Corporación Andina de Fomento 8.125% 2019	550	687
Cinemark USA, Inc. 8.625% 2019	5,750	6,152
Tennessee Valley Authority 5.25% 2039	5,250	6,090
Union Pacific Corp. 5.70% 2018	3,200	3,737
Union Pacific Corp. 6.15% 2037	1,990	2,317
Dow Chemical Co. 8.55% 2019	4,750	6,007
Wells Fargo & Co. 5.625% 2017	5,250	5,989
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.189% 20142,3,7	106	86
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 20142,3,7	1,767	1,433
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20142,3,7	2,157	2,149
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	1,225	951
Hawker Beechcraft Acquisition Co., LLC 8.875% 20153,5	1,815	1,368
Brandywine Operating Partnership, LP 5.40% 2014	2,500	2,613
Brandywine Operating Partnership, LP 7.50% 2015	3,000	3,366
Cricket Communications, Inc. 9.375% 2014	2,650	2,756
Cricket Communications, Inc. 10.00% 2015	525	570
Cricket Communications, Inc. 7.75% 2016	2,425	2,586
TransDigm Inc. 7.75% 2014	3,800	3,862
TransDigm Inc. 7.75% 2014	2,000	2,032
Intergen Power 9.00% 20174	5,525	5,870
Realogy Corp., Term Loan B, 3.258% 20132,3,7	210	187
Realogy Corp., Letter of Credit, 3.313% 20132,3,7	29	26
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,7	5,250	5,621
United Technologies Corp. 5.70% 2040	5,000	5,749
ARAMARK Corp., Term Loan B, 2.164% 20142,3,7	15	15
ARAMARK Corp., Letter of Credit, 2.18% 20142,3,7	1	1
ARAMARK Corp. 3.966% 20153	2,675	2,451
ARAMARK Corp. 8.50% 2015	3,100	3,239
ARAMARK Corp., Letter of Credit, 3.405% 20162,3,7	2	2
ARAMARK Corp., Term Loan B, 3.539% 20162,3,7	34	33
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	965	994
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	4,160	4,222
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	500	502
Colbun SA 6.00% 20204	5,400	5,716
Tesco PLC 5.50% 20174	4,950	5,688
Liberty Mutual Group Inc. 6.50% 20354	535	491
Liberty Mutual Group Inc. 7.50% 20364	1,815	1,851
Liberty Mutual Group Inc., Series A, 7.80% 20873,4	3,500	3,342
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,650	3,033
PSEG Power LLC 8.625% 2031	1,945	2,639
Limited Brands, Inc. 8.50% 2019	1,300	1,518
Limited Brands, Inc. 7.00% 2020	1,800	1,953
Limited Brands, Inc. 7.60% 2037	2,225	2,192
Royal Bank of Scotland Group PLC 5.00% 2014	770	772
Royal Bank of Scotland Group PLC 5.05% 2015	135	135
RBS Capital Trust II 6.425% noncumulative trust (undated)3,10	6,475	4,711
MetroPCS Wireless, Inc. 9.25% 2014	3,175	3,342
MetroPCS Wireless, Inc. 9.25% 2014	2,150	2,263
AMC Entertainment Inc. 8.00% 2014	2,725	2,762
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,413
AMC Entertainment Inc. 8.75% 2019	375	397
Georgia Gulf Corp. 9.00% 20174	5,275	5,552
Marks and Spencer Group PLC 6.25% 20174	4,500	4,934
Marks and Spencer Group PLC 7.125% 20374	500	532
Allison Transmission Holdings, Inc. 11.00% 20154	3,500	3,815
Allison Transmission Holdings, Inc. 11.25% 20153,4,5	1,488	1,622
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20124	5,300	5,435
SunGard Data Systems Inc. 9.125% 2013	2,138	2,194
SunGard Data Systems Inc. 4.875% 2014	1,000	972
SunGard Data Systems Inc. 10.625% 2015	2,000	2,240
Wind Acquisition SA 11.75% 20174	4,750	5,347
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	2,125	2,245
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20169	1,830	1,841
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	1,085	1,237
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20112,4	455	473
BAE Systems Holdings Inc. 6.375% 20194	4,100	4,847
NRG Energy, Inc. 7.25% 2014	2,665	2,742
NRG Energy, Inc. 7.375% 2016	725	748
NRG Energy, Inc. 7.375% 2017	1,775	1,824
Target Corp. 6.00% 2018	4,375	5,286
Host Marriott, LP, Series K, 7.125% 2013	344	352
Host Marriott, LP, Series O, 6.375% 2015	500	514
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	2,000	2,082
Host Hotels & Resorts LP 9.00% 2017	2,075	2,327
Boyd Gaming Corp. 7.75% 2012	620	626
Boyd Gaming Corp. 6.75% 2014	3,025	2,707
Boyd Gaming Corp. 7.125% 2016	2,175	1,830
Edison Mission Energy 7.50% 2013	155	145
Midwest Generation, LLC, Series B, 8.56% 20162	2,301	2,275
Edison Mission Energy 7.20% 2019	3,175	2,262
Edison Mission Energy 7.625% 2027	650	440
Hanesbrands Inc., Series B, 4.121% 20143	3,405	3,294
Hanesbrands Inc. 8.00% 2016	1,700	1,804
Burlington Coat Factory Warehouse Corp. 11.125% 2014	4,835	5,077
International Lease Finance Corp., Series Q, 5.45% 2011	980	989
International Lease Finance Corp., Series Q, 5.75% 2011	1,470	1,485
International Lease Finance Corp. 5.00% 2012	975	975
International Lease Finance Corp., Series R, 5.30% 2012	990	997
International Lease Finance Corp., Series R, 5.35% 2012	585	592
Altria Group, Inc. 9.25% 2019	3,750	5,035
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	4,655	5,032
Banco Mercantil del Norte, SA 6.135% 20163,4	1,500	1,508
Banco Mercantil del Norte, SA 6.862% 20213,4	3,500	3,518
Venezuela (Republic of) 9.25% 2027	2,315	1,707
Venezuela (Republic of) 9.25% 2028	780	532
Venezuela (Republic of) 9.375% 2034	4,025	2,757
CSC Holdings, Inc. 8.50% 2014	4,500	4,978
Esterline Technologies Corp. 6.625% 2017	2,800	2,884
Esterline Technologies Corp. 7.00% 20204	2,000	2,080
Russian Federation 7.50% 20302	4,099	4,931
Owens-Brockway Glass Container Inc. 7.375% 2016	4,525	4,893
NBC Universal, Inc. 5.15% 20204	4,500	4,869
Ashtead Group PLC 8.625% 20154	1,915	1,982
Ashtead Capital, Inc. 9.00% 20164	2,750	2,860
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20204	4,500	4,770
Petroplus Finance Ltd. 6.75% 20144	1,650	1,518
Petroplus Finance Ltd. 7.00% 20174	2,850	2,494
Petroplus Finance Ltd. 9.375% 20194	800	732
Constellation Brands, Inc. 7.25% 2017	4,410	4,724
Voto-Votorantim Ltd 6.75% 20214	4,450	4,717
Rio Tinto Finance (USA) Ltd. 8.95% 2014	1,835	2,267
Rio Tinto Finance (USA) Ltd. 9.00% 2019	1,750	2,446
PTS Acquisition Corp. 9.50% 20153,5	4,636	4,705
Lehman Brothers Holdings Inc., Series I, 6.875% 201810	19,565	4,696
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20124	4,500	4,658
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 20162	4,250	4,599
Continental Resources Inc. 8.25% 2019	725	797
Continental Resources Inc. 7.375% 20204	425	450
Continental Resources Inc. 7.125% 20214	3,200	3,344
Smithfield Foods, Inc. 10.00% 20144	3,000	3,465
Smithfield Foods, Inc. 7.75% 2017	1,075	1,095
Tower Automotive Holdings 10.625% 20174	4,475	4,542
VWR Funding, Inc., Series B, 10.25% 20153,5	4,354	4,539
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	1,156	1,226
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	261	275
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20212	360	363
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,436	2,666
Overseas Shipholding Group, Inc. 8.125% 2018	4,325	4,514
Tenet Healthcare Corp. 7.375% 2013	2,185	2,332
Tenet Healthcare Corp. 9.25% 2015	1,055	1,138
Tenet Healthcare Corp. 8.875% 2019	920	1,020
Denbury Resources Inc. 9.75% 2016	1,750	1,973
Denbury Resources Inc. 8.25% 2020	2,292	2,513
Coventry Health Care, Inc. 6.125% 2015	2,000	2,098
Coventry Health Care, Inc. 5.95% 2017	2,340	2,344
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.919% (undated)2,3	4,000	4,431
GlaxoSmithKline Capital Inc. 4.85% 2013	4,000	4,402
CEVA Group PLC 11.625% 20164	2,775	2,942
CEVA Group PLC 11.50% 20184	1,350	1,418
Chevron Corp. 4.95% 2019	3,700	4,309
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20432,3	2,575	2,815
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 20452	1,375	1,483
Ingles Markets, Inc. 8.875% 2017	3,950	4,276
CHS/Community Health Systems, Inc. 8.875% 2015	4,000	4,260
Royal Caribbean Cruises Ltd. 6.875% 2013	1,000	1,058
Royal Caribbean Cruises Ltd. 11.875% 2015	2,575	3,135
Stater Bros. Holdings Inc. 7.75% 2015	4,025	4,146
Abbott Laboratories 5.875% 2016	3,435	4,133
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	4,000	4,119
NXP BV and NXP Funding LLC 3.276% 20133	1,075	1,020
NXP BV and NXP Funding LLC 9.50% 2015	1,970	2,024
NXP BV and NXP Funding LLC 9.75% 20184	1,000	1,070
Sunoco, Inc. 5.75% 2017	3,900	4,109
Teekay Corp. 8.50% 2020	3,750	4,102
Delhaize Group 5.875% 2014	1,220	1,378
Delhaize Group 6.50% 2017	500	597
Delhaize America, Inc. 9.00% 2031	1,500	2,126
Bon-Ton Department Stores, Inc. 10.25% 2014	4,125	4,084
C&S Group Enterprises LLC 8.375% 20174	4,155	4,077
SBC Communications Inc. 5.625% 2016	1,500	1,745
AT&T Inc. 5.50% 2018	2,000	2,323
Egypt (Arab Republic of) 5.75% 20204	1,675	1,803
Egypt (Arab Republic of) 6.875% 20404	2,000	2,260
Staples, Inc. 9.75% 2014	3,250	4,027
Schering-Plough Corp. 6.00% 2017	3,275	3,985
Devon Energy Corp. 6.30% 2019	3,280	3,976
Holcim Ltd. 6.00% 20194	3,635	3,973
Development Bank of Singapore Ltd. 7.125% 20114	3,800	3,931
Tops Markets 10.125% 20154	3,600	3,884
Rouse Co. 5.375% 201310	1,500	1,693
Rouse Co. 6.75% 20134,10	1,875	2,189
Crown Castle International Corp. 9.00% 2015	2,525	2,784
Crown Castle International Corp. 7.75% 20174	500	555
Crown Castle International Corp. 7.125% 2019	500	535
Orascom Telecom 7.875% 20144	3,980	3,871
CoBank ACB 7.875% 20184	430	493
CoBank ACB 0.892% 20223,4	4,275	3,337
South Korean Government 5.75% 2014	3,400	3,818
CEDC Finance Corp. 9.125% 20164	3,500	3,780
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	3,500	3,754
Accellent Inc. 8.375% 2017	3,650	3,741
Unum Group 5.625% 2020	3,600	3,706
LBI Escrow Corp 8.00% 20174	3,375	3,696
RailAmerica, Inc. 9.25% 2017	3,266	3,597
Medco Health Solutions, Inc. 2.75% 2015	3,535	3,595
DAE Aviation Holdings, Inc. 11.25% 20154	3,533	3,578
Digicel Group Ltd. 12.00% 2014	300	349
Digicel Group Ltd. 12.00% 20144	200	232
Digicel Group Ltd. 8.875% 20154	2,000	2,050
Digicel Group Ltd. 10.50% 20184	850	937
Hospira, Inc. 6.40% 2015	1,830	2,123
Hospira, Inc. 6.05% 2017	1,255	1,443
Seneca Gaming Corp., Series B, 7.25% 2012	2,250	2,228
Seneca Gaming Corp. 7.25% 2012	1,300	1,287
Burlington Northern Santa Fe Corp. 5.75% 2018	1,160	1,348
Burlington Northern Santa Fe Corp. 4.70% 2019	1,960	2,157
Pacific Gas and Electric Co. 3.50% 2020	3,525	3,498
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20184	3,500	3,474
Kansas City Southern Railway Co. 13.00% 2013	520	629
Kansas City Southern Railway Co. 8.00% 2015	2,625	2,838
Fox Acquisition LLC, Term Loan B, 7.50% 20152,3,7	2,074	2,053
Fox Acquisition LLC 13.375% 20164	1,225	1,283
Thomson Reuters Corp. 5.95% 2013	1,750	1,966
Thomson Reuters Corp. 6.50% 2018	1,085	1,320
Bausch & Lomb Inc. 9.875% 2015	3,050	3,260
Novartis Securities Investment Ltd. 5.125% 2019	2,810	3,232
Energy Transfer Partners, LP 7.50% 2020	3,050	3,225
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372,4	3,000	3,219
SLM Corp., Series A, 0.728% 20113	1,250	1,193
SLM Corp., Series A, 5.45% 2011	2,000	2,020
FMG Finance Pty Ltd. 10.00% 20134	2,875	3,191
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20142,4	3,115	3,119
Williams Companies, Inc. 7.875% 2021	1,315	1,600
Williams Companies, Inc. 8.75% 2032	1,200	1,508
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	3,000	3,103
Forest Oil Corp. 7.25% 2019	3,000	3,083
Serena Software, Inc. 10.375% 2016	2,936	3,024
Quintiles Transnational 9.50% 20143,4,5	2,900	2,987
Paribas, New York Branch 6.95% 2013	550	621
BNP Paribas 5.125% 20154	2,155	2,347
MacDermid 9.50% 20174	2,815	2,956
Koninklijke Philips Electronics NV 5.75% 2018	2,500	2,922
StatoilHydro ASA 5.25% 2019	2,500	2,908
United Air Lines, Inc., Term Loan B, 2.313% 20142,3,7	2,958	2,789
Advanced Micro Devices, Inc. 8.125% 2017	2,625	2,783
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20144	2,500	2,666
Interactive Data Corp. 10.25% 20184	2,475	2,661
Mohegan Tribal Gaming Authority 7.125% 2014	4,500	2,655
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-2, 5.234% 20232	2,225	2,638
Northwest Airlines, Inc., Term Loan B, 3.79% 20132,3,7	317	294
Delta Air Lines, Inc. 9.50% 20144	1,213	1,322
Northwest Airlines, Inc., Term Loan A, 2.04% 20182,3,7	1,017	877
Dollar General Corp. 11.875% 20173,5	2,059	2,419
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,075	2,319
PETRONAS Capital Ltd. 7.00% 20124	2,050	2,228
Express Scripts Inc. 5.25% 2012	2,080	2,221
Nalco Co. 8.25% 2017	2,000	2,220
AES Panamá, SA 6.35% 20164	2,000	2,139
New York Life Global Funding 4.65% 20134	1,940	2,102
Charles Schwab Corp., Series A, 6.375% 2017	1,775	2,090
Vertellus Specialties Inc. 9.375% 20154	2,000	2,080
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	2,000	2,061
H&E Equipment Services, Inc. 8.375% 2016	2,000	2,010
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 20212	1,997	1,980
HSBK (Europe) BV 7.25% 20174	1,865	1,921
Banque Centrale de Tunisie 7.375% 2012	1,750	1,908
Rockwood Specialties Group, Inc. 7.50% 2014	1,825	1,875
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,728
Colombia (Republic of) Global 10.375% 2033	484	779
Colombia (Republic of) Global 7.375% 2037	715	946
ACE INA Holdings Inc. 5.875% 2014	1,510	1,717
Alabama Power Co., Series 2008-B, 5.80% 2013	1,500	1,707
JSC BTA Bank 10.75%/12.50% 20182,4,9	1,165	1,345
JSC BTA Bank 0% 20204	2,406	144
JSC BTA Bank 7.20% 20252,4	264	214
TNK-BP Finance SA 7.50% 20164	1,500	1,673
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 20152	1,500	1,642
ANZ National (International) Ltd. 3.125% 20154	1,500	1,520
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 20372,3	2,050	1,499
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 20112	145	145
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 20122	123	123
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 20142	1,167	1,230
Kohl’s Corp. 6.25% 2017	1,000	1,197
Kohl’s Corp. 6.00% 2033	270	297
Husky Energy Inc. 5.90% 2014	1,300	1,448
CNA Financial Corp. 7.35% 2019	1,200	1,351
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 20282	1,187	1,350
Concho Resources Inc. 8.625% 2017	1,250	1,331
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.376% 20422,3	1,250	1,301
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 20382	1,100	1,153
Canadian National Railway Co. 4.95% 2014	1,000	1,117
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.514% 20442,3	1,000	1,100
General Electric Co. 5.00% 2013	1,000	1,087
Home Depot, Inc. 5.875% 2036	1,000	1,070
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 20382	1,000	1,040
Tyson Foods, Inc. 7.35% 20163	835	928
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	550	580
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	159	148
Synovus Financial Corp. 4.875% 2013	800	724
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	750	701
Jackson National Life Global 5.375% 20134	560	608
UDR, Inc., Series A, 5.25% 2015	535	569
Atlas Copco AB 5.60% 20174	500	556
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 20202	491	499
Hawaiian Telcom Communications, Inc. 8.765% 20133,8,10	90	—
Hawaiian Telcom Communications, Inc. 9.75% 201310	1,060	3
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20142,3,5,7	436	337
Local T.V. Finance LLC, Term Loan B, 2.29% 20132,3,7	275	253
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 20312	248	245
Iraq (Republic of) 5.80% 20282,4	250	217
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 20362,3	285	49
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 20372,3	394	67
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.081% 20272,3,4	61	62
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 20112	4	4
		4,437,929

Total bonds & notes (cost: $10,441,323,000)		11,263,026

Preferred securities — 0.42%	Shares

U.S. DOLLARS — 0.23%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares3,4	8,800,000	8,987
Resona Preferred Global Securities (Cayman) Ltd. 7.191%3,4	9,155,000	8,983
BNP Paribas 7.195%3,4	5,300,000	5,300
Lloyds Banking Group PLC 6.657% preference shares3,4	3,415,000	2,442
HVB Funding Trust III 9.00% 20314	1,810,000	1,810
QBE Capital Funding II LP 6.797%3,4	750,000	639
		28,161

EUROS — 0.15%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative3	13,750,000	12,606
HVB Funding Trust VIII 7.055%3	3,750,000	4,969
		17,575

MISCELLANEOUS — 0.04%
Other preferred securities in initial period of acquisition		4,872

Total preferred securities (cost: $45,783,000)		50,608

		Value
Common stocks — 0.01%	Shares	(000)

U.S. DOLLARS — 0.01%
Cooper-Standard Holdings Inc.8,11,12	40,522	US$ 1,244
JSC BTA Bank (GDR)4,12	5,637	115
Atrium Corp.8,11,12	191	17
American Media, Inc.8,11,12	39,729	—

Total common stocks (cost: $1,265,000)		1,376

Warrants — 0.00%

U.S. DOLLARS — 0.00%
Cooper-Standard Holdings Inc., warrants, expire 20178,11,12	2,837	41

Total warrants (cost: $45,000)		41

	Principal amount
Short-term securities — 6.03%	(000)

Fannie Mae 0.19%–0.28% due 10/6/2010–1/5/2011	US$129,760	129,730
Société Générale North America, Inc. 0.23%–0.255% due 10/20–11/10/2010	107,600	107,581
Norwegian Government 0% due 3/16/2011	NKr486,000	81,886
Federal Home Loan Bank 0.18%–0.19% due 10/22–11/24/2010	US$75,400	75,386
Bank of Nova Scotia 0.20% due 10/21/2010	54,400	54,394
Freddie Mac 0.19% due 1/18/2011	50,000	49,970
UBS Finance (Delaware) LLC 0.19% due 10/1/2010	49,800	49,800
Commonwealth Bank of Australia 0.27% due 11/9/20104	43,400	43,387
Hewlett-Packard Co. 0.21% due 10/12/20104	28,000	27,998
Bank of Montreal 0.23% due 10/4/2010	25,000	25,000
Jupiter Securitization Co., LLC 0.26% due 10/18/20104	21,500	21,497
NetJets Inc. 0.21% due 11/3/20104	18,100	18,096
Straight-A Funding LLC 0.25% due 11/18/20104	15,000	14,994
Novartis Finance Corp. 0.25% due 11/15/20104	13,700	13,696
Egypt (Arab Republic of), Series 364, 0% due 4/12/2011	EGP33,775	5,650

Total short-term securities (cost: $713,739,000)		719,065

Total investment securities (cost: $11,202,155,000)		12,034,116
Other assets less liabilities		(114,894)

Net assets		US$11,919,222

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Index-linked bond whose principal amount moves with a government retail price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $982,916,000, which represented 8.25% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

6All or a portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $20,824,000, which represented .17% of the net assets of the fund.

7Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $30,871,000, which represented .26% of the net assets of the fund.

8Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,166,000, which represented .03% of the net assets of the fund.
9Step bond; coupon rate will increase at a later date.
10Scheduled interest and/or principal payment was not received.
11Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of net
	date	(000)	(000)	assets

Cooper-Standard Holdings Inc.	5/26/2010	US$1,176	US$1,244	.01%
Cooper-Standard Holdings Inc., warrants, expire 2017	5/27/2010	45	41	.00
Atrium Corp.	4/30/2010	17	17	.00
American Media, Inc.	1/30/2009	—	—	.00

Total restricted securities		US$1,238	US$1,302	.01%

12Security did not produce income during the last 12 months.

Key to abbreviation

GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-931-1110O-S25529

Summary investment portfolio September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 94.50%	(000)	(000)	assets

Euros - 22.38%
German Government:
Series 7, 4.00% 2018	€82,790	US$ 128,176
3.75% 2019	55,935	85,570
6.25% 2024	38,396	73,989
Series 00, 5.50% 2031	33,275	63,256
1.50%-6.25% 2012-2034 (1)	208,448	322,253	5.65%
Italian Government:
4.50% 2019	102,125	148,272
1.85%-5.00% 2012-2034 (1)	70,562	99,578	2.08
Spanish Government:
3.00% 2015	52,925	72,200
4.60% 2019	36,900	52,756
3.30%-4.20% 2014-2037	66,980	89,688	1.80
French Government:
B.T.A.N. Eurobond 4.50% 2013	38,000	56,466
O.A.T. Eurobond:
4.00% 2018	46,685	70,982
3.00%-6.00% 2012-2025 (1)	29,615	51,256	1.50
Netherlands Government Eurobond:
4.50% 2017	46,685	73,247
4.00%-4.25% 2013-2019	50,365	76,631	1.26
Irish Government 4.00%-5.90% 2013-2020	116,470	149,334	1.25
Deutsche Genossenschaftsbank-Hypothekenbank AG:
Series 1043, 4.00% 2016 (2)	60,700	91,290
Series 944, 4.50% 2013 (2)	25,500	37,121	1.08
Dexia Municipal Agency 4.50% 2017 (2)	35,000	52,301	.44
Société Générale 6.125%-9.375% 2018 (3)	13,100	19,168	.16
Polish Government 5.875% 2014	7,200	10,964	.09
Canadian Government 3.50% 2020	7,000	10,485	.09
Other securities		831,995	6.98
		2,666,978	22.38

Japanese yen - 6.00%
Japanese Government:
Series 248, 0.70% 2013	¥9,512,800	115,515
Series 269, 1.30% 2015	24,580,000	308,186
Series 296, 1.50% 2018	4,807,850	61,626
0.50%-2.40% 2011-2038 (1)	16,751,660	211,050	5.84
Other securities		18,005	.16
		714,382	6.00

Polish zloty - 4.16%
Polish Government:
Series 0414, 5.75% 2014	PLN 886,050	312,592
Series 1017, 5.25% 2017	473,010	162,524
Series 1013, 5.00% 2013	58,200	20,085	4.16
		495,201	4.16

South Korean won - 3.80%
South Korean Government:
Series 1309, 5.75% 2013	KRW 55,000,000	51,491
5.00% 2014	79,326,500	73,149
5.25% 2015	65,801,860	61,707
5.50% 2017	97,425,550	93,860
5.75% 2018	57,900,000	56,708
4.25%-5.25% 2013-2015	127,074,000	115,690	3.80
		452,605	3.80

British pounds - 2.75%
United Kingdom:
4.75% 2020	£43,185	77,886
2.50%-6.00% 2011-2030 (1)	91,693	167,165	2.06
Société Générale 5.40% 2018	3,000	4,934	.04
Other securities		77,774	.65
		327,759	2.75

Mexican pesos - 2.65%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 782,663	71,617
Series M10, 7.75% 2017	1,100,400	96,464
4.00%-10.00% 2012-2040 (1)	1,600,517	146,753	2.64
Other securities		1,204	.01
		316,038	2.65

Malaysian ringgits - 2.59%
Malaysian Government:
Series 509, 3.21% 2013	MYR 164,250	53,299
Series 204, 5.094% 2014	148,765	51,239
Series 0110, 3.835% 2015	210,525	69,994
Series 0207, 3.814% 2017	159,605	52,856
3.741%-4.24% 2015-2018	243,500	81,218	2.59
		308,606	2.59

Canadian dollars - 2.03%
Canadian Government:
2.00% 2014	$ C 62,180	60,955
4.50% 2015	68,250	74,111
4.25%-5.75% 2012-2029 (1)	27,646	32,379	1.40
Other securities		74,979	.63
		242,424	2.03

Swedish kronor - 1.93%
Swedish Government:
Series 1049, 4.50% 2015	SKr 739,120	122,003
3.50%-6.75% 2011-2028 (1) (2)	595,287	99,342	1.86
Other securities		9,172	.07
		230,517	1.93

Turkish liras - 1.45%
Turkey (Republic of):
10.00% 2012 (1)	TRY 104,139	80,140
0%-16.00% 2011-2020 (1)	129,047	92,728	1.45
		172,868	1.45

Hungarian forints - 1.33%
Hungarian Government:
Series 15/A, 8.00% 2015	HUF 12,737,320	66,391
5.50%-6.75% 2014-2019	18,768,610	92,019	1.33
		158,410	1.33

Israeli shekels - 1.06%
Israeli Government:
5.50% 2017	ILS 220,345	65,531
4.50%-6.50% 2013-2016	208,850	60,806	1.06
		126,337	1.06

Singapore dollars - 0.99%
Singapore (Republic of) 3.75% 2016	$ S 119,610	103,927
Other securities		13,511	.99
		117,438	.99

Brazilian reais - 0.88%
Other securities		105,061	.88

Danish kroner - 0.80%
Other securities		95,144	.80

Australian dollars - 0.74%
Other securities		88,578	.74

Indonesian rupiah- 0.65%
Other securities		77,447	.65

U.S. dollars - 37.24%
U.S. Treasury:
0.875% 2011	US$ 58,000	58,194
3.25% 2016	53,250	58,128
5.125% 2016	44,750	53,606
3.125% 2019	79,550	84,559
4.625% 2040	78,500	91,741
0.875%-8.875% 2011-2039 (1) (4)	655,021	714,629	8.90
Fannie Mae:
3.50% 2025 (2)	49,850	51,439
4.50% 2040 (2)	99,000	103,180
0%-9.917% 2017-2048 (2) (3)	327,449	345,999	4.20
Government National Mortgage Assn. 4.00% 2040 (2)	72,450	74,918	.63
Turkey (Republic of) 5.625%-8.00% 2018-2040	48,130	55,644	.47
Hungarian Government 6.25% 2020	47,125	50,785	.43
Polish Government 6.375% 2019	30,080	35,590	.30
France Government Agency-Guaranteed, Société Finance 2.875% 2014 (5)	6,070	6,424
Société Générale 3.10%-5.75% 2015-2016 (5)	16,795	17,941	.21
Israeli Government 5.125% 2019	11,000	12,197	.10
United Mexican States Government Global 5.95%-6.375% 2013-2040	8,691	10,219	.09
South Korean Government 5.75% 2014	3,400	3,818	.03
Other securities		2,608,918	21.88
		4,437,929	37.24

Other currencies - 1.07%
Norwegian Government 4.25% 2017	NKr 249,300	45,902	.38
Other securities		83,402	.69
		129,304	1.07

Total bonds & notes (cost: $10,441,323,000)		11,263,026	94.50

			Percent
		Value	of net
Preferred securities - 0.42%		(000)	assets

Other currencies - 0.38%
Other securities		45,736	.38

Miscellaneous- 0.04%
Other preferred securities in initial period of acquisition		4,872	.04

Total preferred securities (cost: $45,783,000)		50,608	.42

			Percent
		Value	of net
Common stocks - 0.01%		(000)	assets

U.S. dollars - 0.01%
Other securities		1,376	.01

Total common stocks (cost: $1,265,000)		1,376	.01

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

U.S. dollars - 0.00%
Other securities		41	.00

Total warrants (cost: $45,000)		41	.00

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.03%	(000)	(000)	assets

Fannie Mae 0.19%-0.28% due 10/6/2010-1/5/2011	US$ 129,760	US$ 129,730	1.09%
Société Générale North America, Inc. 0.23%-0.255% due 10/20-11/10/2010	107,600	107,581	.90
Norwegian Government 0% due 3/16/2011	NKr 486,000	81,886	.69
Federal Home Loan Bank 0.18%-0.19% due 10/22-11/24/2010	US$ 75,400	75,386	.63
Bank of Nova Scotia 0.20% due 10/21/2010	54,400	54,394	.46
Other securities		270,088	2.26

Total short-term securities (cost: $713,739,000)		719,065	6.03

Total investment securities (cost: $11,202,155,000)		12,034,116	100.96
Other assets less liabilities		(114,894)	(0.96)

Net assets		US$ 11,919,222	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,166,000, which represented .03% of the net assets of the fund. Some of these securities (with an aggregate value of $1,302,000, which represented .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) All or a portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $20,824,000, which represented .17% of the net assets of the fund.

(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $982,916,000, which represented 8.25% of the net assets of the fund.

Key to abbreviation
NKr = Norwegian kroner

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $11,202,155)		$12,034,116
Cash		424
Unrealized appreciation on open forward currency contracts		7,752
Receivables for:
Sales of investments	$346,594
Sales of fund's shares	23,855
Interest	168,670	539,119
		12,581,411
Liabilities:
Unrealized depreciation on open forward currency contracts		30,697
Payables for:
Purchases of investments	596,221
Repurchases of fund's shares	21,520
Closed forward currency contracts	4,495
Investment advisory services	4,269
Services provided by affiliates	4,493
Directors' deferred compensation	125
Other	369	631,492
Net assets at September 30, 2010		$11,919,222

Net assets consist of:
Capital paid in on shares of capital stock		$11,233,755
Undistributed net investment income		46,206
Accumulated net realized loss		(174,564)
Net unrealized appreciation		813,825
Net assets at September 30, 2010		$11,919,222

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares,
$.001 par value (567,818 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$7,679,404	365,183	$21.03
Class B	242,321	11,598	20.89
Class C	862,223	41,517	20.77
Class F-1	1,306,593	62,450	20.92
Class F-2	468,464	22,302	21.01
Class 529-A	292,126	13,858	21.08
Class 529-B	21,651	1,033	20.95
Class 529-C	147,602	7,059	20.91
Class 529-E	15,793	753	20.97
Class 529-F-1	25,290	1,206	20.98
Class R-1	21,491	1,029	20.89
Class R-2	172,527	8,259	20.89
Class R-3	186,051	8,859	21.00
Class R-4	113,862	5,418	21.02
Class R-5	145,510	6,915	21.04
Class R-6	218,314	10,379	21.03

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,064)	$486,321
Dividends	194	$486,515

Fees and expenses*:
Investment advisory services	49,663
Distribution services	35,435
Transfer agent services	10,453
Administrative services	6,340
Reports to shareholders	746
Registration statement and prospectus	1,009
Directors' compensation	104
Auditing and legal	139
Custodian	2,196
State and local taxes	137
Other	644
Total fees and expenses before reimbursement	106,866
Less reimbursement of fees and expenses	125
Total fees and expenses after reimbursement		106,741
Net investment income		379,774

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $22)	66,703
Forward currency contracts	114,959
Currency transactions	(12,084)	169,578
Net unrealized appreciation (depreciation) on:
Investments	293,057
Forward currency contracts	(26,412)
Currency translations	70	266,715
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		436,293
Net increase in net assets resulting
from operations		$816,067

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$379,774	$337,972
Net realized gain (loss) on investments, forward currency contracts and currency transactions	169,578	(229,660)
Net unrealized appreciation on investments, forward currency contracts and currency translations	266,715	937,491
Net increase in net assets resulting from operations	816,067	1,045,803

Dividends paid to shareholders from net investment income	(407,357)	(455,828)

Net capital share transactions	1,652,005	(302,808)

Total increase in net assets	2,060,715	287,167

Net assets:
Beginning of year	9,858,507	9,571,340
End of year (including undistributed
net investment income: $46,206 and $12,527, respectively)	$11,919,222	$9,858,507

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on December 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
Euros	$-	$2,666,978	$-	$2,666,978
Japanese yen	-	714,382	-	714,382
Polish zloty	-	495,201	-	495,201
South Korean won	-	452,605	-	452,605
British pounds	-	327,759	-	327,759
Mexican pesos	-	316,038	-	316,038
Malaysian ringgits	-	308,606	-	308,606
Canadian dollars	-	242,424	-	242,424
Swedish kronor	-	230,517	-	230,517
U.S. dollars	-	4,435,065	2,864	4,437,929
Other currencies	-	1,070,587	-	1,070,587
Preferred securities	2,572	48,036	-	50,608
Common stocks	-	115	1,261	1,376
Warrants	-	-	41	41
Short-term securities	-	719,065	-	719,065
Total	$2,572	$12,027,378	$4,166	$12,034,116

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$7,752	$-	$7,752
Unrealized depreciation on open forward currency contracts	-	(30,697)	-	(30,697)
Total	$-	$(22,945)	$-	$(22,945)

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2010 (dollars in thousands):

	Beginning value at 10/1/2009	Net unrealized appreciation(2)	Net sales	Net realized loss(2)	Net transfers into Level 3(3)	Ending value at 9/30/2010
Investment securities	$4,112	$818	$(878)	$(303)	$417	$4,166

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2010 (dollars in thousands) (2):						$96

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many of the debt securities held by the fund may also be affected by changes in relative currency values.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, and by state tax authorities and tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $61,279,000 from  accumulated net realized loss to undistributed net investment income and $17,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$31,209
Capital loss carryforwards*:
Expiring 2016	$(1,821)
Expiring 2017	(104,540)
Expiring 2018	(59,324)	(165,685)
Gross unrealized appreciation on investment securities		871,406
Gross unrealized depreciation on investment securities		(58,732)
Net unrealized appreciation on investment securities		812,674
Cost of investment securities		11,221,442
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2010	2009
Class A	$268,737	$303,254
Class B	7,439	11,019
Class C	24,473	28,343
Class F-1	47,344	64,312
Class F-2	17,016	7,738
Class 529-A	9,264	8,713
Class 529-B	613	759
Class 529-C	3,790	3,644
Class 529-E	464	446
Class 529-F-1	855	787
Class R-1	588	637
Class R-2	4,584	4,708
Class R-3	5,708	5,914
Class R-4	3,848	3,918
Class R-5	5,207	9,632
Class R-6*	7,427	2,004
Total	$407,357	$455,828

*Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.380% on such assets in excess of $10 billion. For the year ended September 30, 2010, the investment advisory services fee was $49,663,000, which was equivalent to an annualized rate of 0.449% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2010, the total administrative services fees paid by CRMC were $125,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$17,176	$10,078	Not applicable	Not applicable	Not applicable
Class B	2,536	375	Not applicable	Not applicable	Not applicable
Class C	8,104	Included in administrative services	$1,216	$209	Not applicable
Class F-1	3,160		1,703	147	Not applicable
Class F-2		Not applicable	527	24	Not applicable
Class 529-A	512		261	45	$246
Class 529-B	213		22	8	21
Class 529-C	1,260		134	37	126
Class 529-E	67		14	3	14
Class 529-F-1	-		23	4	21
Class R-1	195		20	15	Not applicable
Class R-2	1,129		218	527	Not applicable
Class R-3	827		235	149	Not applicable
Class R-4	256		139	12	Not applicable
Class R-5		Not applicable	122	8	Not applicable
Class R-6		Not applicable	89	1	Not applicable
Total	$35,435	$10,453	$4,723	$1,189	$428

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $104,000, shown on the accompanying financial statements, includes $99,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

Affiliated officers and directors– Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$2,536,760	124,783	$253,031	12,526	$(1,737,470)	(86,018)	$1,052,321	51,291
Class B	56,614	2,801	7,076	353	(89,532)	(4,459)	(25,842)	(1,305)
Class C	296,908	14,792	22,626	1,134	(206,945)	(10,376)	112,589	5,550
Class F-1	479,083	23,695	42,719	2,126	(471,898)	(23,436)	49,904	2,385
Class F-2	263,692	12,997	13,499	669	(149,346)	(7,394)	127,845	6,272
Class 529-A	103,724	5,100	9,263	457	(31,497)	(1,551)	81,490	4,006
Class 529-B	5,429	268	613	30	(5,409)	(269)	633	29
Class 529-C	56,993	2,824	3,789	189	(22,303)	(1,109)	38,479	1,904
Class 529-E	5,970	296	464	23	(2,281)	(113)	4,153	206
Class 529-F-1	9,146	452	855	42	(3,254)	(161)	6,747	333
Class R-1	8,971	445	579	29	(6,111)	(304)	3,439	170
Class R-2	73,852	3,667	4,582	228	(42,324)	(2,106)	36,110	1,789
Class R-3	97,258	4,806	5,699	282	(67,443)	(3,348)	35,514	1,740
Class R-4	52,394	2,582	3,837	190	(39,997)	(1,972)	16,234	800
Class R-5	70,886	3,490	5,199	257	(45,511)	(2,242)	30,574	1,505
Class R-6	83,946	4,141	7,427	367	(9,558)	(473)	81,815	4,035
Total net increase
(decrease)	$4,201,626	207,139	$381,258	18,902	$(2,930,879)	(145,331)	$1,652,005	80,710

Year ended September 30, 2009
Class A	$1,653,061	87,749	$281,733	14,923	$(2,142,842)	(116,588)	$(208,048)	(13,916)
Class B	60,557	3,268	10,098	539	(117,909)	(6,463)	(47,254)	(2,656)
Class C	193,041	10,362	25,861	1,387	(271,055)	(14,942)	(52,153)	(3,193)
Class F-1	415,164	22,231	53,496	2,851	(841,939)	(45,974)	(373,279)	(20,892)
Class F-2	309,704	16,381	5,618	292	(40,058)	(2,144)	275,264	14,529
Class 529-A	52,649	2,789	8,708	460	(32,803)	(1,769)	28,554	1,480
Class 529-B	4,041	218	759	40	(3,638)	(197)	1,162	61
Class 529-C	30,281	1,618	3,641	193	(19,724)	(1,071)	14,198	740
Class 529-E	3,804	202	446	23	(2,453)	(134)	1,797	91
Class 529-F-1	5,994	320	787	42	(4,057)	(220)	2,724	142
Class R-1	6,940	371	632	34	(7,415)	(410)	157	(5)
Class R-2	55,454	2,988	4,703	250	(43,672)	(2,372)	16,485	866
Class R-3	61,935	3,314	5,899	312	(55,492)	(3,011)	12,342	615
Class R-4	49,029	2,622	3,915	207	(36,487)	(1,977)	16,457	852
Class R-5	118,864	6,361	9,165	489	(238,563)	(12,791)	(110,534)	(5,941)
Class R-6(†)	117,625	6,257	2,004	102	(309)	(15)	119,320	6,344
Total net increase
(decrease)	$3,138,143	167,051	$417,465	22,144	$(3,858,416)	(210,078)	$(302,808)	(20,883)

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,199,513,000 and $6,741,023,000, respectively, during the year ended September 30, 2010.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet their contractual obligations.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2010, the fund had open forward currency contracts to purchase or sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					(amounts in thousands)
			Contract amount			Unrealized appreciation (depreciation) at September 30, 2010
	Settlement date	Counterparty	Receive		Deliver

Purchases:
Canadian dollars	10/14/2010	HSBC Bank	$	C23,495	$22,630	US$198
Euros	10/14/2010	JPMorgan Chase		€36,462	$46,285	3,416
Euros	10/20/2010	Bank of New York Mellon		€18,100	$23,681	991
Japanese yen	10/8/2010	Bank of New York Mellon		¥12,415,000	$148,336	392
Japanese yen	10/27/2010	Bank of New York Mellon		¥7,587,450	$90,000	911
Norwegian kroner	10/26/2010	JPMorgan Chase	NKr116,488		$19,728	51
Singapore dollars	10/7/2010	JPMorgan Chase	$	S31,295	$23,250	547
Singapore dollars	10/14/2010	Bank of New York Mellon	$	S31,535	$23,500	478
						US$6,984

Sales:
British pounds	10/14/2010	JPMorgan Chase		€3,670	£3,020	259
British pounds	10/14/2010	JPMorgan Chase		$7,903	£5,125	(141)
British pounds	10/21/2010	JPMorgan Chase		€6,599	£5,510	341
British pounds	10/22/2010	JPMorgan Chase		$4,003	£2,575	(41)
British pounds	10/22/2010	Bank of New York Mellon		$13,373	£8,600	(135)
British pounds	10/26/2010	HSBC Bank		$22,886	£14,630	(73)
British pounds	10/26/2010	UBS AG		$37,599	£24,020	(126)
British pounds	10/29/2010	JPMorgan Chase		$11,881	£7,500	102
British pounds	10/29/2010	UBS AG		$7,132	£4,500	65
Euros	10/12/2010	HSBC Bank		$1,058	€900	(82)
Euros	10/12/2010	HSBC Bank		$56,734	€44,620	(4,089)
Euros	10/14/2010	JPMorgan Chase		$30,714	€24,250	(2,221)
Euros	10/14/2010	UBS AG		$3,819	€3,000	(270)
Euros	10/14/2010	Societe Generale		$22,225	€17,500	(1,630)
Euros	10/14/2010	JPMorgan Chase		$93,483	€73,424	(6,602)
Euros	10/18/2010	JPMorgan Chase		¥1,115,423	€10,315	(696)
Euros	10/18/2010	JPMorgan Chase		$49,886	€38,325	(2,354)
Euros	10/20/2010	UBS AG		$10,424	€8,000	(480)
Euros	10/21/2010	JPMorgan Chase		$77,047	€59,040	(3,427)
Euros	10/21/2010	JPMorgan Chase		$91,315	€70,000	(4,098)
Euros	10/26/2010	HSBC Bank		$16,676	€12,460	(307)
Euros	10/26/2010	JPMorgan Chase		$48,974	€37,275	(1,831)
Euros	10/27/2010	HSBC Bank		$56,065	€42,000	(1,180)
Euros	10/29/2010	HSBC Bank		$18,870	€14,000	(211)
Euros	10/29/2010	UBS AG		$20,350	€15,000	(94)
Euros	10/29/2010	JPMorgan Chase		$2,291	€1,700	(27)
Euros	10/29/2010	Bank of New York Mellon		$24,253	€18,000	(280)
Euros	11/1/2010	JPMorgan Chase		$7,756	€5,690	1
Euros	11/1/2010	JPMorgan Chase		$49,996	€36,685	(2)
Euros	11/4/2010	JPMorgan Chase		$12,073	€8,870	(15)
Japanese yen	10/26/2010	UBS AG		$15,555	¥1,315,000	(200)
Swedish kronor	10/15/2010	UBS AG		€11,408	SKr105,435	(85)
						US$(29,929)

Forward currency contracts - net						US$(22,945)

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2010	$20.28	$.71	$.80	$1.51	$(.76)	$-	$(.76)	$21.03	7.63%	$7,679	.88%	.88%	3.52%
Year ended 9/30/2009	18.88	.74	1.65	2.39	(.99)	-	(.99)	20.28	13.17	6,364	.87	.86	4.00
Year ended 9/30/2008	20.17	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.88	(1.06)	6,190	.90	.86	4.31
Year ended 9/30/2007	18.93	.84	1.04	1.88	(.64)	-	(.64)	20.17	10.14	3,569	.98	.93	4.32
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246	.96	.91	4.19
Class B:
Year ended 9/30/2010	20.15	.56	.78	1.34	(.60)	-	(.60)	20.89	6.79	242	1.64	1.64	2.76
Year ended 9/30/2009	18.73	.59	1.63	2.22	(.80)	-	(.80)	20.15	12.23	260	1.68	1.66	3.20
Year ended 9/30/2008	20.02	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.73	(1.78)	291	1.64	1.60	3.56
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156	1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119	1.74	1.68	3.41
Class C:
Year ended 9/30/2010	20.04	.54	.79	1.33	(.60)	-	(.60)	20.77	6.79	862	1.67	1.67	2.73
Year ended 9/30/2009	18.63	.58	1.62	2.20	(.79)	-	(.79)	20.04	12.23	721	1.70	1.68	3.17
Year ended 9/30/2008	19.92	.70	(1.03)	(.33)	(.90)	(.06)	(.96)	18.63	(1.81)	730	1.69	1.64	3.52
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400	1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243	1.78	1.72	3.38
Class F-1:
Year ended 9/30/2010	20.18	.71	.78	1.49	(.75)	-	(.75)	20.92	7.61	1,307	.88	.88	3.51
Year ended 9/30/2009	18.79	.74	1.63	2.37	(.98)	-	(.98)	20.18	13.12	1,212	.90	.89	3.98
Year ended 9/30/2008	20.08	.87	(1.05)	(.18)	(1.05)	(.06)	(1.11)	18.79	(1.03)	1,521	.89	.84	4.33
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977	.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555	.95	.89	4.22
Class F-2:
Year ended 9/30/2010	20.25	.76	.81	1.57	(.81)	-	(.81)	21.01	7.97	468	.62	.62	3.77
Year ended 9/30/2009	18.89	.78	1.64	2.42	(1.06)	-	(1.06)	20.25	13.35	325	.66	.66	4.08
Period from 8/1/2008 to 9/30/2008	20.05	.13	(1.29)	(1.16)	-	-	-	18.89	(5.79)	28	.11	.10	.71
Class 529-A:
Year ended 9/30/2010	20.32	.70	.81	1.51	(.75)	-	(.75)	21.08	7.62	292	.93	.93	3.46
Year ended 9/30/2009	18.93	.73	1.64	2.37	(.98)	-	(.98)	20.32	13.02	200	.94	.93	3.92
Year ended 9/30/2008	20.21	.86	(1.04)	(.18)	(1.04)	(.06)	(1.10)	18.93	(1.03)	158	.93	.88	4.29
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93	1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57	.99	.94	4.18
Class 529-B:
Year ended 9/30/2010	20.21	.54	.78	1.32	(.58)	-	(.58)	20.95	6.69	22	1.74	1.74	2.66
Year ended 9/30/2009	18.78	.57	1.64	2.21	(.78)	-	(.78)	20.21	12.16	20	1.77	1.76	3.09
Year ended 9/30/2008	20.07	.69	(1.04)	(.35)	(.88)	(.06)	(.94)	18.78	(1.91)	18	1.76	1.71	3.46
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11	1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8	1.86	1.81	3.29
Class 529-C:
Year ended 9/30/2010	20.17	.54	.79	1.33	(.59)	-	(.59)	20.91	6.75	148	1.73	1.73	2.66
Year ended 9/30/2009	18.76	.58	1.62	2.20	(.79)	-	(.79)	20.17	12.09	104	1.77	1.76	3.09
Year ended 9/30/2008	20.05	.69	(1.03)	(.34)	(.89)	(.06)	(.95)	18.76	(1.87)	83	1.75	1.70	3.47
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45	1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27	1.84	1.79	3.32
Class 529-E:
Year ended 9/30/2010	20.22	.64	.80	1.44	(.69)	-	(.69)	20.97	7.30	16	1.22	1.22	3.17
Year ended 9/30/2009	18.82	.67	1.64	2.31	(.91)	-	(.91)	20.22	12.71	11	1.26	1.24	3.60
Year ended 9/30/2008	20.11	.80	(1.05)	(.25)	(.98)	(.06)	(1.04)	18.82	(1.38)	9	1.24	1.19	3.98
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5	1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3	1.32	1.27	3.84

Class 529-F-1:
Year ended 9/30/2010	$20.23	$.74	$.80	$1.54	$(.79)	$-	$(.79)	$20.98	7.82%	$25	.72%	.72%	3.67%
Year ended 9/30/2009	18.85	.76	1.64	2.40	(1.02)	-	(1.02)	20.23	13.27	18	.76	.75	4.10
Year ended 9/30/2008	20.14	.90	(1.05)	(.15)	(1.08)	(.06)	(1.14)	18.85	(.89)	14	.73	.69	4.49
Year ended 9/30/2007	18.90	.87	1.04	1.91	(.67)	-	(.67)	20.14	10.33	9	.80	.75	4.51
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4	.82	.77	4.35
Class R-1:
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.80	21	1.67	1.67	2.72
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.20	17	1.69	1.68	3.17
Year ended 9/30/2008	20.03	.71	(1.03)	(.32)	(.91)	(.06)	(.97)	18.74	(1.77)	16	1.67	1.62	3.55
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9	1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3	1.83	1.71	3.40
Class R-2:
Year ended 9/30/2010	20.15	.55	.79	1.34	(.60)	-	(.60)	20.89	6.83	173	1.73	1.65	2.74
Year ended 9/30/2009	18.74	.59	1.62	2.21	(.80)	-	(.80)	20.15	12.22	130	1.83	1.66	3.18
Year ended 9/30/2008	20.03	.71	(1.04)	(.33)	(.90)	(.06)	(.96)	18.74	(1.81)	105	1.81	1.63	3.55
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65	1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41	2.18	1.70	3.42
Class R-3:
Year ended 9/30/2010	20.25	.64	.80	1.44	(.69)	-	(.69)	21.00	7.28	186	1.22	1.22	3.17
Year ended 9/30/2009	18.85	.67	1.63	2.30	(.90)	-	(.90)	20.25	12.67	144	1.25	1.24	3.61
Year ended 9/30/2008	20.13	.80	(1.04)	(.24)	(.98)	(.06)	(1.04)	18.85	(1.33)	122	1.24	1.19	3.98
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73	1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41	1.32	1.27	3.82
Class R-4:
Year ended 9/30/2010	20.26	.71	.80	1.51	(.75)	-	(.75)	21.02	7.68	114	.89	.89	3.51
Year ended 9/30/2009	18.88	.74	1.63	2.37	(.99)	-	(.99)	20.26	13.04	94	.91	.90	3.95
Year ended 9/30/2008	20.16	.86	(1.03)	(.17)	(1.05)	(.06)	(1.11)	18.88	(1.01)	71	.91	.86	4.31
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32	.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17	.99	.94	4.17
Class R-5:
Year ended 9/30/2010	20.29	.77	.79	1.56	(.81)	-	(.81)	21.04	7.93	146	.59	.59	3.80
Year ended 9/30/2009	18.91	.79	1.64	2.43	(1.05)	-	(1.05)	20.29	13.40	110	.61	.60	4.31
Year ended 9/30/2008	20.19	.93	(1.04)	(.11)	(1.11)	(.06)	(1.17)	18.91	(.71)	215	.61	.56	4.62
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115	.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62	.69	.64	4.46
Class R-6:
Year ended 9/30/2010	20.28	.78	.79	1.57	(.82)	-	(.82)	21.03	8.04	218	.54	.54	3.85
Period from 5/1/2009 to 9/30/2009	18.28	.33	2.06	2.39	(.39)	-	(.39)	20.28	13.16	129	.24	.24	1.71

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	80%	106%	87%	76%	91%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio and the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 8, 2010
...